UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

(Name of Registrant as Specified in its Charter)

(Name of the Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
DATED APRIL 5, 2022
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 31, 2022

To the Stockholders of TransAct Technologies Incorporated:
Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of TransAct Technologies Incorporated (the “Company”), a Delaware corporation, is scheduled to be held on Tuesday, May 31, 2022 at 10:00 a.m. Eastern Time.  This year, we are holding the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TACT2022.  Due to ongoing public health and safety concerns arising from the COVID-19 pandemic, and given the opportunity for stockholders to participate and ask questions remotely, we determined that a virtual meeting is in the best interests of our stockholders and employees.  As a result, you will not be able to attend the Annual Meeting at a physical location.  To vote or ask questions at the Annual Meeting, you must retain your 16-digit control number.  Please carefully review the Proxy Statement for further instructions on how to access the Annual Meeting.
At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:
(1)	To elect two directors to each serve a three-year term until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;
(2)	To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for 2022;
(3)	To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the accompanying Proxy Statement;
(4)	To approve an amendment to the Certificate of Incorporation of the Company to declassify the Board of Directors of the Company; and
(5)	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
Stockholders of record at the close of business on April 6, 2022 are entitled to notice of and to vote at the Annual Meeting.
Your vote is important.  As always, but especially now given the uncertainties posed by the continuing COVID-19 pandemic, we encourage you to submit your proxy as soon as possible and prior to the Annual Meeting via the Internet or by telephone even if you plan to participate in the Annual Meeting.  If you receive a paper copy of the proxy card by mail, you may also complete, sign, date and return the proxy card promptly in the accompanying postage-prepaid envelope.  Submitting your proxy will ensure that your shares are represented at the Annual Meeting, regardless of whether you attend the Annual Meeting, and will not prevent you from voting virtually at the Annual Meeting.  You may revoke your proxy at any time before it is exercised at the Annual Meeting by delivering to the Company a later-dated proxy card, delivering a written notice of revocation to the Company, submitting a later proxy via Internet or telephone, or voting at the Annual Meeting.
Important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on May 31, 2022: The Proxy Statement for the Annual Meeting, the TransAct Technologies Incorporated 2021 Annual Report and the means to vote by Internet are available at www.proxyvote.com.  This Proxy Statement and the TransAct Technologies Incorporated 2021 Annual Report are also available at www.transact-tech.com.

By Order of the Board of Directors,

Steven A. DeMartino Secretary
Hamden, Connecticut
[•], 2022

TRANSACT TECHNOLOGIES INCORPORATED
One Hamden Center
2319 Whitney Avenue
Suite 3B
Hamden, CT 06518

PROXY STATEMENT FOR ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON MAY 31, 2022

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

On or about [    ], 2022, a Notice of Internet Availability of Proxy Materials (the “Notice”) is first being mailed to stockholders in connection with a solicitation of proxies by the Board of Directors (the “Board”) of TransAct Technologies Incorporated (“TransAct” the “Company,” “we,” “us,” or “our”) for use at the 2022 Annual Meeting of Stockholders of the Company and any adjournments or postponements, rescheduling or continuations thereto (the “Annual Meeting”), to be held on Tuesday, May 31, 2022, beginning at 10:00 a.m. Eastern Time.  We are furnishing our proxy materials to stockholders primarily electronically, and the Notice informs stockholders that this Proxy Statement, the 2021 Annual Report and voting instructions are available online at www.proxyvote.com.  As more fully described in the Notice, stockholders also may request paper copies of the proxy materials.
This year, we are holding the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TACT2022 due to the ongoing COVID-19 pandemic.  Stockholders of record and beneficial owners as of the close of business on April 6, 2022 (the “Record Date”) may attend the Annual Meeting virtually and vote their shares at the Annual Meeting at www.virtualshareholdermeeting.com/TACT2022.  Stockholders will have opportunities to participate, as they would at an in-person meeting, including the opportunity to vote and submit questions at the Annual Meeting using the directions on the Annual Meeting website.  We intend to answer questions pertinent to Company matters as time allows at the Annual Meeting.  Questions that are substantially similar may be grouped and answered once to avoid repetition.  Stockholder questions related to personal matters, that are not pertinent to Annual Meeting or other Company matters, or that contain derogatory references to individuals, use offensive language or are otherwise inappropriate, will not be addressed. To vote or ask questions at the Annual Meeting, you must log in at www.virtualshareholdermeeting.com/TACT2022 using the 16-digit control number, which can be found on your Notice, proxy card or voting instruction form.  To be able to vote and submit questions at the Annual Meeting, you must retain your control number.
If you are the beneficial owner of shares that are registered in the name of a broker, bank or other nominee, you may need to obtain the information required to be able to vote and ask questions at the Annual Meeting from your broker, bank or other nominee. Beneficial owners with questions regarding attendance at, participation in or voting at the Annual Meeting should contact the broker, bank or other nominee in whose name the shares are registered.  See “Voting Your Shares—Beneficial Owners” below.
Those without a control number may attend the Annual Meeting as guests, but will not have the option to vote or to ask questions at the Annual Meeting.  Please carefully review the section below titled “Attending the Annual Meeting” for further instructions on how to access the live webcast.  If you encounter any difficulties accessing the virtual meeting during registration or at the Annual Meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page. Technical support will be available at the Annual Meeting and for the 15 minutes before the start of the Annual Meeting.
Your vote is important.  As always, but especially now given the uncertainties posed by the continuing COVID-19 pandemic, we encourage you to submit your proxy as soon as possible and prior to the Annual Meeting via the Internet or by telephone even if you plan to participate in the Annual Meeting.  If you receive a paper copy of the proxy card by mail, you may also mark, sign, date and return the proxy card promptly in the accompanying postage-prepaid envelope.  Submitting your proxy now will ensure that your shares are represented at the Annual Meeting, regardless of whether you attend the Annual Meeting, and will not impact your ability to vote virtually at the Annual Meeting.  You may revoke your proxy at any time before it is exercised at the Annual Meeting by delivering to the Company a later-dated proxy card, delivering a written notice of revocation to the Company, submitting a later proxy via Internet or telephone, or voting at the Annual Meeting.
Voting Rights and Eligibility
Stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting.  Each holder of common stock is entitled to cast one vote for each share of common stock held on the Record Date.  There were [•] shares of common stock issued and outstanding and entitled to vote at the close of business on the Record Date.

Quorum
Shares representing a majority of the shares issued, outstanding and entitled to be voted at the Annual Meeting, present or represented by proxy at the Annual Meeting, will constitute a quorum to transact business at the Annual Meeting.  Abstentions and broker non-votes are counted towards a quorum.
If a quorum is not present or represented by proxy at the Annual Meeting, the Company’s Amended and Restated By-Laws (the “By-Laws”) provide that the chairman of the Annual Meeting, or the stockholders entitled to vote at the Annual Meeting, present at the Meeting or represented by proxy, may adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until a quorum is present or represented.  At an adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Annual Meeting as originally noticed. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Annual Meeting.
Broker Non-Votes
Brokers, banks or other nominees are not permitted to vote your shares with respect to proposals that are deemed “non-routine” without instructions from you because such holders do not have discretionary voting power on “non-routine” proposals.  Accordingly, a broker non-vote occurs when a broker, bank or other nominee holds shares for a beneficial owner, but is not empowered to vote on a particular proposal because the proposal is considered “non-routine” and the beneficial owner has not provided voting instructions on that proposal.  The election of directors, the non-binding, advisory vote on the compensation of our named executive officers and the proposal to approve an amendment to the Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to declassify the Board are deemed to be “non-routine” matters.  As a result, if your shares are held in the name of a broker, bank or other nominee and you do not instruct the broker, bank or other nominee how to vote with respect any such proposal, your shares will not be counted as having been voted on that proposal.  However, the ratification of our independent registered public accounting firm is considered a “routine” matter.  Therefore, brokers would have discretion to vote on this proposal without having received timely voting instructions from you.
Voting Your Shares
You may vote “For” or “Withhold” with respect to the election of each of the director nominees.  For the ratification of our independent registered public accounting firm, the non-binding, advisory vote on executive compensation and the proposal to approve an amendment to the Certificate of Incorporation to declassify the Board, you may vote “For” or “Against” or “Abstain” from voting on each proposal.
Stockholders of Record
If you hold shares in your name as a holder of record, you are considered the “stockholder of record” with respect to those shares.  If you are a stockholder of record with shares registered in your name, you may vote by one of the following methods:
•
At the Annual Meeting – To vote at the Annual Meeting, you must visit the virtual meeting website at www.virtualshareholdermeeting.com/TACT2022, log in using your 16-digit control number and follow the voting instructions on the website.

•
Via the Internet – To submit your proxy by Internet, go to www.proxyvote.com and follow the instructions on the secure website.  The deadline for proxy submission via the Internet is 11:59 p.m. Eastern Time on May 30, 2022.

•	By Telephone – To submit your proxy by telephone, call 1-800-690-6903 and follow the instructions. The deadline for proxy submission by telephone is 11:59 p.m. Eastern Time on May 30, 2022.
•
By Mail – To submit your proxy by mail, complete, sign and date your proxy card and mail it in the pre-addressed postage-paid envelope that accompanies the proxy card.  Proxy cards submitted by mail must be received prior to the Annual Meeting in order for your shares to be voted in accordance with the instructions therein.

If your shares are held in more than one account, you will receive more than one proxy card.  In that case, you are urged to vote all of your shares by signing, dating and returning all proxy cards you receive from the Company in the postage-paid envelope provided.  If you submit your proxy via the Internet by visiting www.proxyvote.com, please do so once for each proxy card you receive to ensure that all of your shares are voted.
Beneficial Owners
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” In that case, you may receive a separate voting instruction form, or you may need to contact your broker, bank, or other nominee to determine whether you will be able to provide voting instructions electronically via the Internet.  As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by submitting voting instructions to such person in accordance with the directions outlined by the broker, bank or other nominee. If your shares are held in more than one account or through multiple brokers, banks or nominees, you may receive multiple voting instruction forms.  Please follow the instructions on each such form you receive to ensure that all of your shares are voted in accordance with your instructions.

In the event you are considered the “beneficial owner” of shares held in “street name” and you wish to vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other holder of record.  Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.  For instructions on how to vote at the Annual Meeting, see below under “Attending the Annual Meeting.”
Failure to Specify Voting Instructions; Board Recommendation
All validly submitted proxies will be voted in accordance with the instructions they contain, unless timely and properly revoked.  If you return a signed and dated proxy card but do not specify your voting instructions with respect to a particular proposal, your shares will be voted in accordance with the recommendations of our Board.  The Board recommends that you vote:
•
Proposal 1 – “FOR” the election of Haydee Ortiz Olinger and Emanuel P. N. Hilario to each serve a three-year term until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

•	Proposal 2 – “FOR” the ratification of the selection of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for 2022;
•	Proposal 3 – “FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement; and
•	Proposal 4 – “FOR” the approval of an amendment to the Certificate of Incorporation to declassify the Board.

A valid proxy also authorizes the individuals named as proxies to vote your shares in their discretion on any other matters, which, although not described in this Proxy Statement, are properly presented for action at the Annual Meeting, to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As of the date of this Proxy Statement, the Board is not aware of any matter which is to be presented for action at the Annual Meeting other than the matters described in this Proxy Statement.  Should any other matter requiring a vote of the stockholders properly arise at the Annual Meeting, the proxies confer upon the persons named in the accompanying proxy card the authority to vote in respect of any such other matter in their discretion, to the extent permitted by Rule 14a-4(c) of the Exchange Act.
Required Vote
Directors are elected by a plurality of the votes cast at the Annual Meeting.  In an uncontested election like the election at the Annual Meeting, where the number of nominees does not exceed the number of seats available, all of the nominees will be elected if they receive any “For” votes.  If you “Withhold” authority to vote on any nominee’s election, this will not have an impact on the outcome of the voting with respect to the election of directors.  Broker non-votes also will have no effect on the outcome of the voting with respect to the election of directors.
The affirmative vote of the holders of a majority of the voting power of the stock present or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to ratify the selection of Marcum as the Company’s independent registered public accounting firm for the 2022 fiscal year.  Abstentions, in effect, count as negative votes because they are shares present in person or represented by proxy that are entitled to vote and not voted in the affirmative.  Brokers, banks and other nominees will have discretion to vote on the ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for fiscal year 2022 in the absence of voting instructions from the beneficial owner, so no broker-non-votes are expected on this proposal.  In the event stockholders do not ratify the appointment of Marcum, the Audit Committee will reconsider the appointment but will not be obligated to change the Company’s independent registered public accounting firm.
The proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.  For such proposal, abstentions in effect count as negative votes, because they are shares present or represented by proxy at the Annual Meeting that are entitled to vote and are not voted in the affirmative.  Broker non-votes are not counted as part of the vote total (because they represent shares that are not “entitled to vote” on such proposal) and have no effect on the outcome of the voting with respect to such proposal.  The vote for the approval of the compensation of our named executive officers is on an advisory basis and is therefore non-binding.
The proposal to approve an amendment to the Certificate of Incorporation to declassify the Board requires the affirmative vote of a majority of the shares outstanding and entitled to vote on such proposal.  For such proposal, any abstention, broker non-vote or failure to vote will have the same effect as a vote “against” the proposal.

Revocation of Proxies
You may revoke your proxy at any time before your shares are voted at the Annual Meeting by: (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy card bearing a later date, or (iii) voting at the Annual Meeting.  All written notices of revocation and other communications with respect to revocation of proxies should be addressed to the Company as follows: TransAct Technologies Incorporated, One Hamden Center, 2319 Whitney Avenue, Suite 3B, Hamden, CT 06518, Attention: Secretary.  A later-dated proxy card or written revocation must be received before the Annual Meeting by the Secretary of the Company.  A stockholder may also revoke a proxy by submitting a new proxy via the Internet at www.proxyvote.com or by phone at 1-800-690-6903 no later than 11:59 P.M. Eastern Time on May 30, 2022.  Attendance at the Annual Meeting does not, without further action, revoke the appointment of a proxy; however, you may revoke a previously submitted proxy by voting virtually at the Annual Meeting before your proxy is exercised.  The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/TACT2022; to vote at the Annual Meeting, you will need to log in with the 16-digit control number located on your Notice, proxy card or voting instruction form.  A proxy appointment will not be revoked by death or supervening incapacity of the stockholder executing the proxy unless, before the shares are voted, notice of such death or incapacity is filed with the Company’s Secretary or other person responsible for tabulating votes on behalf of the Company.
Solicitation of Proxies
This proxy solicitation is being made by the Board.  The cost of the solicitation will be borne by the Company.  In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile, email, or other electronic means by officers, directors and employees of the Company.  We will not specially compensate those persons for such solicitation activities.  Although we do not expect to do so, we may retain a proxy-soliciting firm to assist us in soliciting proxies.  If so, we would pay the proxy soliciting firm a fee and reimburse it for certain out-of-pocket expenses.  Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of common stock held of record by such persons, and we will reimburse such persons for their reasonable expenses incurred in forwarding the materials.
Attending the Annual Meeting
You are entitled to participate in the Annual Meeting if you were a stockholder of record as of the close of business on the April 6, 2022 Record Date, or if you hold a legal proxy for the meeting provided by your bank, broker or other nominee.  Guests may also attend the Annual Meeting virtually but will not be able to ask questions or vote at the Annual Meeting. Due to ongoing public health and safety concerns arising from the COVID-19 pandemic, and given the opportunity for stockholders to participate and ask questions remotely, we determined that a virtual Annual Meeting is in the best interests of our stockholders and employees.  As a result, you will not be able to attend the Annual Meeting in person at a physical location this year.
TO ENSURE THAT YOU ARE ABLE TO VOTE AND ASK QUESTIONS AT THE ANNUAL MEETING, YOU MUST RETAIN YOUR 16-DIGIT CONTROL NUMBER.

The Annual Meeting is scheduled to be held on May 31, 2022 at 10:00 a.m. Eastern Time via live webcast.  You can access the Annual Meeting online at www.virtualshareholdermeeting.com/TACT2022.  We encourage you to access the meeting prior to the start time and to leave ample time to log in.  To be able to vote at and ask questions at the Annual Meeting, you will need to enter your 16-digit control number, which is located on your Notice, proxy card or voting instruction form.
Information About the Notice of Internet Availability of Proxy Materials
Instead of mailing a printed copy of our proxy materials, including our annual report, to all of our stockholders, we provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all shareholders. Accordingly, on or about [    ], 2022, the Notice is first being mailed to stockholders of record as of April 6, 2022, and this Proxy Statement, the 2021 Annual Report and voting instructions are available online at www.proxyvote.com. As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
Multiple Copies of Notice, Annual Report and Proxy Statement
We have adopted a procedure approved by the Securities and Exchange Commission (the “SEC”) called householding. Under this procedure, stockholders of record who have the same address and last name and have not previously requested electronic delivery of proxy materials will receive a single envelope containing the Notices for all stockholders having that address and last name. The Notice for each stockholder will include that stockholder’s unique control number needed to vote his or her shares. This procedure will reduce our postage fees.

For holders of record who have requested to receive printed proxy materials by mail, when more than one holder of Company common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of those stockholders.  Similarly, brokers and other intermediaries holding shares of Company common stock in “street name” for more than one beneficial owner with the same address may deliver only one annual report and one proxy statement to that address if they have received consent from the beneficial owners of the stock.
We will deliver promptly, upon written or oral request, a separate copy of the 2021 Annual Report and this Proxy Statement to any stockholder, including a beneficial owner of stock held in “street name,” at a shared address to which a single copy of either of those documents was delivered.  You may make such a request in writing to TransAct Technologies Incorporated, One Hamden Center, 2319 Whitney Avenue, Suite 3B, Hamden, CT 06518, Attention: Secretary or by calling (203) 859-6800.  This Proxy Statement and the 2021 Annual Report are available at www.proxyvote.com.
You may also contact us at the address or telephone number above if you are a stockholder of record of the Company and you wish to receive a separate annual report or proxy statement, as applicable, in the future, or if you are currently receiving multiple copies of our annual report and proxy statement and want to request delivery of a single copy in the future.  If your shares are held in “street name” and you want to increase or decrease the number of copies of our annual report and proxy statement delivered to your household in the future, you should contact the broker, bank or other nominee who holds the shares on your behalf.
Smaller Reporting Company—Scaled Disclosure
Pursuant to Item 10(f) of Regulation S K promulgated under the Securities Act of 1933, as amended, as indicated herein, we have elected to comply with certain scaled disclosure requirements applicable to “smaller reporting companies” with respect to certain portions of the executive compensation disclosure in this Proxy Statement. Accordingly, we are providing disclosure regarding the compensation of three named executive officers, rather than five, are disclosing the compensation of these officers for the last two fiscal years, rather than three, and have omitted compensation committee interlocks disclosure and certain compensation tables that are not required to be included in proxy statements of smaller reporting companies.  However, we have elected to voluntarily provide Compensation Discussion and Analysis disclosure, and a Compensation Committee Report, in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of March 31, 2022 by: (i) each person known by the Company to own beneficially more than 5% of the Company’s common stock; (ii) each director or nominee for director of the Company; (iii) each executive officer of the Company named in the Summary Compensation Table; and (iv) all current directors and executive officers of the Company as a group.  Except as otherwise indicated, each of the persons named in the table has sole voting power and sole dispositive power with respect to the shares set forth opposite such person’s name and the address of the holder is One Hamden Center, 2319 Whitney Avenue, Suite 3B, Hamden, CT 06518.
Name of Beneficial Owner	Shares Beneficially Owned	Percent of Class (11)
More than 5% Stockholders:
325 Capital LLC (1)	1,011,789	10.21%
Harbert Discovery Fund, LP (2)	640,168	6.46%
Wasatch Advisors, Inc. (3)	567,805	5.73%
Grand Slam Asset Management, LLC, Grand Slam Capital Master Fund, Ltd. and Mitchell Sacks (4)	543,139	5.48%

Directors, Executive Officers and Director Nominees:
Bart C. Shuldman (5)	642,451	6.16%
Steven A. DeMartino (6)	309,116	3.05%
John M. Dillon (7)	99,800	1.00%
Brent Richtsmeier (8)	8,750	*
Haydee Ortiz Olinger	11,260	*
Emanuel P. N. Hilario	5,450	*
Randall S. Friedman	1,450	*
Audrey P. Dunning	—	—
Daniel M. Friedberg (9)	1,011,789	10.21%
All current directors and executive officers as a group (13 persons) (10)	2,174,774	20.18%
__________
*	Less than 1% of the outstanding common stock.

(1)
The information in the table and this footnote is based solely on the Schedules 13D/A filed on February 3, 2022, February 10, 2022 and March 31, 2022 by 325 Capital Master Fund LP (“325 Master Fund”), 325 Capital GP, LLC (“325 Capital GP”), 325 Capital LLC (“325”), Michael Braner, Daniel Friedberg and Anil Shirivastava.  The principal business of 325 Master Fund is investing in securities. The principal business of 325 Capital GP is serving as the general partner of 325 Master Fund and certain affiliated funds. The principal business of 325 is serving as the investment manager to 325 Master Fund and to certain affiliated funds and separately managed accounts (collectively, the “SMAs”). Messrs. Braner, Friedberg, and Shrivastava are Managing Members of 325. 325 Master Fund and 325 Capital GP share voting and dispositive power with respect to 225,328 shares reported to be beneficially owned. 325, Michael Braner, Daniel Friedberg and Anil Shirivastava share voting and dispositive power with respect to all 1,011,789 shares reported to be beneficially owned, including 786,461 shares held in the SMAs.  The address of each of the reporting persons, except for 325 Master Fund, as reported in the Schedules 13D/A is 200 Park Avenue, 17th Floor, New York, NY 10016.  The address of 325 Master Fund as reported in the Schedules 13D/A is 190 Elgin Avenue, George Town, Grand Cayman, KY1-9008, Cayman Islands.

(2)
The information listed in the table and this footnote is based solely on the Schedules 13D/A filed on August 4, 2020, February 3, 2022, February 10, 2022 and March 31, 2022 by Harbert Discovery Fund, LP (“Harbert Fund”) Harbert Discovery Fund GP, LLC (the “Fund GP”), Harbert Fund Advisors, Inc. (“HFA”), Harbert Management Corporation (“HMC”), Jack Bryant, Kenan Lucas and Raymond Harbert.  Harbert Fund, the Fund GP, HFA, HMC and Messrs. Bryant, Lucas and Harbert share voting and dispositive power over 640,168 shares. Mr. Lucas is the Managing Director and Portfolio Manager of the Fund GP, which serves as the general partner of Harbert Fund. Mr. Bryant is a Senior Adviser to Harbert Fund and a Vice President and Senior Managing Director of HMC. Mr. Harbert is the controlling shareholder, Chairman and Chief Executive Officer of HMC, an alternative asset investment management firm that is the managing member of the Fund GP. Mr. Harbert also serves as the Chairman, Chief Executive Officer and Director of HFA, an indirect, wholly owned subsidiary of HMC, which provides Harbert Fund with certain operational and administrative services.  Each of the Fund GP, HFA, HMC and Messrs. Bryant, Lucas and Harbert disclaims beneficial ownership of the reported shares except to the extent of its or his pecuniary interest therein. The address of each of the reporting persons as reported in the Schedules 13D/A is 2100 Third Avenue North, Suite 600, Birmingham, AL 35203.

(3)
The information in the table and this footnote is based solely on the Schedule 13G filed on February 11, 2022 by Wasatch Advisors, Inc.  The address of the reporting person as reported in the Schedule 13G is 505 Wakara Way, Salt Lake City, UT 84108.

(4)
The information listed in the table and this footnote is based solely on the Schedule 13D/A filed on May 20, 2019 by Grand Slam Asset Management, LLC (“Grand Slam Asset Management”), Grand Slam Capital Master Fund, Ltd. (“Grand Slam Capital Master Fund”) and Mitchell Sacks reporting the beneficial ownership of the reporting persons on such date.  Grand Slam Asset Management is the investment manager of, and may be deemed to indirectly beneficially own securities owned by, Grand Slam Capital Master Fund.  Grand Slam Asset Management is an advisor for certain separate managed accounts (collectively, the “Managed Accounts”) and may be deemed to indirectly beneficially own securities owned by the Managed Accounts.  Mr. Sacks is the managing member of, and may be deemed to beneficially own, securities beneficially owned by, Grand Slam Asset Management.  Grand Slam Capital Master Fund, the Managed Accounts and Mr. Sacks (and Mr. Sacks’ spouse) are the record and direct beneficial owner of the securities covered by the Schedule 13D/A.  The Schedule 13D/A reports that Mitchell Sacks has sole voting and dispositive power over 3,900 shares and shares with Grand Slam Asset Management, LLC voting and dispositive power over 539,239 shares, which includes the 436,939 shares owned by Grand Slam Capital Master Fund.  The address of the reporting persons as reported in the Schedule 13D/A is 2160 North Central Road, Suite 306, Fort Lee, NJ 07024.

(5)
Includes 1,500 shares owned by his spouse in an individual retirement account, 4,800 shares owned by his children and 3,750 shares owned by his mother.  Includes 524,925 shares subject to options currently exercisable or to become exercisable within 60 days of March 31, 2022 granted under the Company’s 2005 Equity Incentive Plan and the Company’s 2014 Equity Incentive Plan.

(6)
Includes 226,775 shares subject to options currently exercisable or to become exercisable within 60 days of March 31, 2022 granted under the Company’s 2005 Equity Incentive Plan and the Company’s 2014 Equity Incentive Plan.

(7)
Includes 37,500 shares subject to options currently exercisable or to become exercisable within 60 days of March 31, 2022 granted under the Company’s 2005 Equity Incentive Plan and the Company’s 2014 Equity Incentive Plan.

(8)
Includes 8,750 shares subject to options currently exercisable or to become exercisable within 60 days of March 31, 2022 granted under the Company’s 2005 Equity Incentive Plan and the Company’s 2014 Equity Incentive Plan.

(9)	Consists of the shares beneficially owned by 325 and its affiliates, as detailed in note (1) above.

(10)
Includes 869,117 shares subject to options currently exercisable or to become exercisable within 60 days of March 31, 2022 granted under the Company’s 2005 Equity Incentive Plan and the Company’s 2014 Equity Incentive Plan.

(11)
Percentage ownership is calculated based on 9,910,008 shares of common stock outstanding as of March 31, 2022. In accordance with Rule 13d-3 under the Exchange Act, shares subject to options that are currently exercisable or to become exercisable by the reporting person within 60 days of March 31, 2022 are counted as outstanding for the purpose of calculating such reporting person’s percentage ownership, but are not counted as outstanding for the purpose of calculating the percentage ownership of any other reporting person. No RSUs held by the reporting persons are scheduled to convert to shares of common stock within 60 days of March 31, 2022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company maintains a Related Party Transactions Policy relating to the identification, review and approval of related party transactions, consistent with the requirements of The Nasdaq Global Market (“Nasdaq”) and the SEC. The Related Party Transactions Policy, which is administered by our Audit Committee, is set forth in our Standards of Business Conduct and Code of Ethics (the “Standards”) available under the “Corporate Governance” tab on the “Investor Relations” page of our website at www.transact-tech.com.
In particular, the Standards require all directors, officers and employees to avoid any situation that involves an actual or apparent conflict of interest in personal and professional relationships or with their duty to, or with any interest of, the Company, including engaging in “Related Party Transactions.” The term “Related Party Transaction” means any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which (i) the Company or any of its subsidiaries or Controlled Affiliates (as such term is defined in the policy) is or will be a participant, (ii) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, and (iii) any Related Party has or will have a direct or indirect interest.  A “Related Party” is defined as any person who is or was (since the beginning of the last fiscal year for which the Company has filed an Annual Report on Form 10-K and proxy statement, even if such person does not presently serve in that role) an executive officer, director or nominee for director of the Company, any stockholder owning more than 5% of any class of the Company’s voting securities, or an immediate family member of any such person.
The Chair of the Audit Committee must be notified prior to a Related Party engaging in a Related Party Transaction.  The Audit Committee is then responsible for reviewing the transaction.  No transaction determined to be a Related Party Transaction will be approved or ratified if the transaction is contrary to the best interests of the Company and its stockholders.  In determining whether to approve or ratify a Related Party Transaction, the Audit Committee takes into account such factors as it deems appropriate, which may include whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the Related Party’s interest in the transaction.
From January 1, 2020 to the date of this Proxy Statement, there have not been any transactions subject to the Company’s Related Party Transactions Policy or of the type described in Item 404 of Regulation S-K, and currently no such transactions are proposed.
COOPERATION AGREEMENT

On March 30, 2022, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with 325 Master Fund and Harbert Fund (collectively, together with their respective affiliates that beneficially own Company securities, the “Investor Group”).
Pursuant to the Cooperation Agreement, and effective upon the execution and delivery of the Cooperation Agreement, the Company (i) appointed Daniel M. Friedberg and Audrey P. Dunning (together, the “New Directors”) to serve in the class of directors with a term expiring at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) and (ii) appointed each of the New Directors to serve as a member of the Nominating and Corporate Governance Committee, the Audit Committee, the Compensation Committee and the Executive Committee of the Board (collectively, the “Board Committees” or “Committees”).
In addition, pursuant to the Cooperation Agreement, and concurrently with the execution of the Cooperation Agreement, the Investor Group irrevocably withdrew its notice of intent to make stockholder nominations, dated February 8, 2022.
In addition, pursuant to the Cooperation Agreement, and concurrently with the execution of the Cooperation Agreement, the Investor Group irrevocably withdrew its notice of intent to make stockholder nominations, dated February 8, 2022. The Investor Group also agreed to certain customary standstill provisions and a voting commitment for the duration of the Cooperation Agreement. The Cooperation Agreement will terminate on the forty-fifth (45th) day prior to the opening of the window for the submission of stockholder nominations for the 2023 Annual Meeting.

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 31, 2022.
CORPORATE GOVERNANCE

The Company strives to maintain corporate governance practices that benefit the long-term interests of the Company’s stockholders by clearly outlining the Company’s duties and responsibilities, providing a framework for active and fruitful discussions among the members of the Board and between the Board and management, and avoiding conflicts of interest and other legal and ethical problems.  Accordingly, the Company’s corporate governance practices are designed not only to satisfy regulatory requirements, but also to provide for effective management of the Company.
Information on the Company’s corporate governance practices is available under the “Corporate Governance” tab on the “Investor Relations” page of our website at www.transact-tech.com.  The information on the website includes the Company’s Corporate Governance Principles, the charters of the Board Committees, and the Standards, which includes a code of ethics applicable to all directors, officers and employees of the company and its subsidiaries, including the Chief Executive Officer (Principal Executive Officer) (“CEO”), Chief Financial Officer (Principal Financial Officer) (“CFO”), Chief Accounting Officer (Principal Accounting Officer) and Controller.  Due to the geographical dispersion of our directors, the directors’ attendance at the Annual Meeting of Stockholders is encouraged, but we have no formal policy that requires attendance.  Two directors who were then members of the Board attended the Company’s 2021 Annual Meeting of Stockholders virtually.
Corporate Social Responsibility and Governance Highlights
The Board and management believe that corporate social responsibility and good corporate governance promote accountability to stockholders, enhance investor confidence in the Company and support long-term value creation.
We advance these efforts through our concern for the well-being of our people and communities, and by conducting business fairly and ethically, with a respect for human rights, compliance with laws and regulations, and by adhering to rigorous policies, including the Standards. We intend to develop a sustainability plan and to evaluate the appropriate reporting frameworks and financial metrics to assess our sustainability efforts going forward.
Supply Chain Responsibility and Data Security at TransAct
At TransAct, we work to implement sustainable business practices that minimize harm and maximize benefits to the environment from which materials are sourced through our products’ end-of-life. We have resolved to use sustainable materials in our products to the extent available and possible in furtherance of our commitment to supply chain responsibility. We have implemented a Conflict Minerals Policy that aligns our practices with industry peer standards such as the Responsible Business Alliance, formerly known as the Electronic Industry Citizenship Coalition, and the Global e-Sustainability Initiative (“GeSI”). Our suppliers are expected to adopt policies and management systems with respect to conflict minerals for their own operations, and that of their suppliers, and to conduct due diligence reviews. As part of our conflict minerals due diligence program, we will survey our suppliers directly and expect them to respond in a timely manner, and with full disclosures.
We are also committed to satisfying our customers’ product and service requirements as well as the ISO 9001:2015 requirements through our quality management processes. Our Supplier Quality Manual ensures that our products meet quality standards and are delivered on time with proper verification procedures. We offer factory-trained technicians to service, supply and provide spare parts for our products. In addition, TransAct will take back, at no charge, anything it sells and will recycle parts or products in a way that meets or exceeds the European WEEE (Waste Electrical and Electronic Equipment) directive or its equivalent in any country we do business. Our processes are also compliant with California’s Proposition 65.
In addition to quality manufacturing, we offer software technologies that help our clients reduce labor cost, improve employee and operational performance, and enhance the customer experience. As we enable technical solutions for our clients, robust data security is one of our top priorities. We do not store any personal identifiable information and focus on building a culture of vigilant cyber security within our organization. Through our enterprise risk management plans, we have developed business continuity and disaster recovery plans. We use encryption tools to provide additional levels of security, including dual-factor authentication. Wherever possible, we adhere to the NIST standards, and run regular vulnerability and penetration tests performed by a third party as an additional level of ongoing protection. Management of our cybersecurity and data protection efforts is handled by our Vice President of Information Technology. Regular updates and oversight of our information technology are coordinated through the Board’s Audit Committee.

A Focus on Our People
Over the past several years, the Company has focused on its employees through its recruitment, talent development, and diversity and inclusion efforts. In 2021, we made enhancements the Standards and our Employee Handbook to include and update our anti-discrimination and zero tolerance harassment policies, and implemented a Whistleblower Policy and an anonymous compliance hotline for employees to report concerns.
We support the advancement of our employees through annual trainings and development assessments conducted via manager engagements, and provide internal recognition and promotion opportunities based on these reviews. We value the commitment of our team members and encourage internal promotions and lateral mobility, when appropriate, with a focus on identifying the right candidate for each role.
Throughout 2021, our CEO engaged directly with our team members on the issue of diversity, equity and inclusion to build awareness and understanding of how we plan to improve our policies and practices over the coming years. During 2021, we also began a diversity and inclusion training program for all employees that we expect to continue in 2022. The Board has been integral to this process with oversight coordinated through our Nominating and Corporate Governance Committee.
Our COVID-19 Response
The COVID-19 pandemic and its effects on the global economy and on supply chains continues to have a significant impact on our business. Although most of our customers have resumed operating at full capacity after shut-down orders and capacity limitations were lifted, demand has not fully rebounded to pre-pandemic levels and the exact timing and pace of recovery is unknown. In addition, we have experienced supply chain disruptions, including delayed product shipments from our two contract manufacturers located in Thailand and China that conduct almost all of our printer and terminal manufacturing, due to reduced operations and parts shortages at these facilities.  Our inventory levels decreased significantly during 2021 due to these supply chain disruptions and if the delays are sustained or additional disruptions, we may have insufficient inventory levels and our ability to deliver products to our customers on time or at all may be impaired.  These supply chain disruptions have increased costs to us, including shipping costs as the delays have necessitated use of expedited shipping services to fulfill customer orders on time, as well as costs to modify our products to permit use of components that are more readily available.  These cost increases are likely to continue while component shortages persist.  Although we do not conduct business in Russia, these cost increases may be exacerbated by economic effects of the Russia–Ukraine conflict, including increases in fuel costs.  There can be no assurance that all such cost increases can be fully offset by price increases, and continued or prolonged impacts on our supply chain could have a material adverse effect on our business, financial condition and results of operations.
Since the onset of the pandemic, our top priority has been to ensure the health and safety of our employees while continuing to provide our customers with high-quality, personalized service.  As of October 4, 2021, all of our employees were fully vaccinated against COVID-19 and, as a result, we implemented a return-to-work plan, reopening all of our facilities and ending the work-from-home practices we had implemented at the onset of the pandemic.
Corporate Governance and Ethics at TransAct
The Board and management believe that good corporate governance promotes accountability to stockholders, enhances investor confidence in the Company and supports long-term value creation. The Board has significantly enhanced its capability in overseeing corporate strategy, specifically related to BOHA! marketing and sales efforts, in appointing Mr. Randall S. Friedman to the Board in November 2020 for his deep expertise and knowledge in business-to-business marketing in the restaurant market.
Following receipt of stockholder feedback at our 2021 Annual Meeting of Stockholders in the form of a favorable vote on the precatory proposal we presented regarding declassification of the Board, and consideration of best practices, the Board determined that it would be in the best interests of stockholders to declassify the Board and accordingly adopted, subject to stockholder approval at the Annual Meeting, a proposed amendment to the Certificate of Incorporation of the Company to effect declassification.  The Board also adopted corresponding amendments to the Company’s By-Laws and Corporate Governance Principles to take effect upon effectiveness of the amendment of the Certificate of Incorporation.

The Board and the Nominating and Corporate Governance Committee periodically assess the roles of Chairman of the Board and CEO, whether these roles should be held by the same individual and whether the Chairman role should be held by an independent director to ensure that the interests of the Company and its stockholders are best served. In 2022, in conjunction with its ongoing consideration of appropriate corporate governance policies and leadership structures consistent with the Cooperation Agreement, the Board determined to separate the Chairman and CEO roles and appointed Haydee Olinger to serve as Chairman of the Board.  Although the combination of the roles aided efficiency, the Board determined that the separation of the roles at this time strengthens independent oversight of the Board and allows our CEO, Bart C. Shuldman, to focus on leading the Company and continuing to develop our core businesses, including the food service technology business, while Ms. Olinger focuses on leadership of the Board and continuing to evaluate best practices for corporate governance and independent oversight of the Company, and in her role as Nominating and Corporate Governance Committee Chair, assessing Board composition and identifying and vetting qualified candidates to serve on the Board.
The Board believes it is important to retain the organizational flexibility to determine whether the roles of Chairman and CEO should be separated or combined in one individual.  While the Board believes that separation of the roles is a good governance practice for the Company currently and allows Mr. Shuldman to focus his efforts on business matters, depending upon future circumstances, the Board could determine to again combine the roles of Chairman and CEO and may in such circumstance appoint an independent lead director, as the Board reexamines its corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet our needs.
On October 28, 2021, the Board, upon the recommendation of the Compensation Committee (then known as the Compensation and Corporate Governance Committee), moved corporate governance functions from the Compensation Committee to the Nominating Committee (now known as the Nominating and Corporate Governance Committee) to consolidate functions relating to Board composition and practices in one Committee and permit the Compensation Committee to focus on executive compensation and succession planning.  The Board adopted updated Committee charters and amendments to the Corporate Governance Principles to reflect these changes.  Our corporate governance policies and other actions taken by the Board and the Compensation Committee can be found in the Compensation Discussion and Analysis of this Proxy Statement.
The Board will seek to continue to enhance the Company’s governance practices as value-enhancing new ideas and best practices emerge.  You may access our current Committee charters, Corporate Governance Principles, Standards and stockholder communications policy under the “Corporate Governance” tab on the “Investor Relations” page of our website at www.transact-tech.com.
In addition to the measures, initiatives and changes undertaken in 2021 and 2022, our governance documents, practices and policies include or reflect the following, among other things:
•
The Board meets in executive session, without management or employee directors present, during or following most regularly scheduled Board meetings and the Audit Committee meets in executive session, without management or employee directors present, following all Audit Committee meetings.

•	The Board has full access to our senior management, who attend our regularly scheduled Board meetings, and to outside advisors, as the Board or the relevant Committee determines necessary.
•	The Nominating and Corporate Governance Committee oversees an annual performance evaluation of the Board and each Board Committee.
•	In 2021, the Board adopted a clawback policy and stock ownership guidelines for the chief executive officer and the chief financial officer.
•	We regularly engage with our stockholders and solicit their feedback on our corporate governance and pay practices.
•	The Compensation Committee regularly discusses succession planning, including for the CEO and CFO roles.

Standards of Business Conduct and Code of Ethics
To ensure the highest levels of business ethics at the Company, the Company maintains the Standards, which apply to the Company’s directors, officers and employees.  The Standards provide an overview of the Company’s policies related to employee conduct in the workplace, regulatory compliance and investigations; the Company’s relationships with its customers, vendors, competitors and the public; insider trading; conflicts of interest; lobbying; political activities and contributions; accuracy of books, records and financial statements; confidentiality; and the protection of all who come forward to report suspected violations of the Standards.  In addition, the Standards promote honest and ethical conduct on the part of the Company’s officers who are responsible for financial reporting, including the CEO and CFO.  The Standards mandate that these officers avoid conflicts of interest and disclose any relationship that could give rise to a conflict, protect the confidentiality of non-public information about the Company, work to achieve responsible use of the Company’s assets and resources, comply with all applicable governmental rules and regulations, and promptly report any possible violation of the Standards.  The Standards require these individuals to promote full, fair, understandable and accurate disclosure in the Company’s publicly filed reports and other public communications.  They set forth standards for accounting practices and maintenance of records.  Individuals who fail to observe the terms of the Standards may face disciplinary action, including possible employment termination.

We will disclose on our website any amendment to or waiver of a provision of the Standards as may be required and within the time period specified under applicable Nasdaq and SEC rules.  The Standards are available under the “Corporate Governance” tab on the “Investor Relations” page of our website at www.transact-tech.com.
Board Composition, Structure, and Diversity
Our Board is committed to thoughtful and independent representation of stockholder interests and corporate governance policies and practices that drive long-term stockholder value. As noted above, the Board has determined to declassify the Board, subject to stockholder approval at the Annual Meeting, and to separate the Board Chairman and CEO roles.
In addition, the Board has prioritized board composition and identification of highly skilled candidates with a range of experience, skills and diversity. On November 10, 2020, we welcomed Randall S. Friedman, who brings deep experience and expertise in sales and marketing in the food service and retail markets, to the Board. There are currently two female directors (approximately 29% of the Board), one who also self-identifies as a member of a diverse demographic group, and a second director who self-identifies as a member of a diverse demographic group (with members of diverse demographic groups constituting approximately 29% of the Board). The Board will continue to rigorously evaluate itself through the self-assessment process to identify qualified director candidates as necessary, pursuant to the needs of TransAct’s corporate strategy.
Board Diversity Matrix (As of March 30, 2022)
Total Number of Directors		7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	1	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Directors Who are Military Veterans	1

Board Leadership Structure and Independence
As noted above, in 2022, the Board chose to separate the positions of CEO of the Company and Chairman of the Board, with Mr. Shuldman serving as CEO and Ms. Olinger serving as Chairman of the Board.
The Board has affirmatively determined that all of our directors except for Mr. Shuldman, and all of the members of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, are “independent” within the meaning of the Nasdaq independence standards.  The Board has further determined that the members of the Audit Committee are “independent” for purposes of Section 10A(m)(3) of the Exchange Act and that each member of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.  In making each of these independence determinations, the Board considered and broadly assessed, from the standpoint of materiality and independence, all of the information provided by each director in response to detailed inquiries concerning his or her independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with the Company.
Board’s Role in Risk Oversight
Identification and management of risk are an integral part of our corporate governance practices.  Senior management is responsible for assessing and managing the various exposures to risk on a day-to-day basis, including the creation of appropriate risk management policies and programs.  These include the Standards, robust product quality standards and processes, and a comprehensive internal and external audit process.  Management communicates routinely with the Board, the Board Committees and individual directors on the significant risks identified and how they are being managed.  The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the overall approach to risk management.  The Board exercises these responsibilities periodically as part of its meetings and also through its four Committees, each of which examines various components of enterprise risk as part of its responsibilities.  The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements.  The Audit Committee oversees management of financial risks, as well as our policies with respect to risk assessment and risk management.  The Nominating and Corporate Governance Committee manages risks associated with board independence and potential conflicts of interest.  In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.  The Board’s role in risk oversight is consistent with our leadership structure, with the CEO, President and other members of senior management having responsibility for assessing and managing our risk exposure, and the Board and its Committees providing oversight in connection with these efforts.

Board Size
Our By-Laws provide that the number of directors on the Board is determined by resolution adopted by the board of directors.  In establishing the appropriate number of directors, the Board, along with the Nominating and Corporate Governance Committee, considers (i) resignations and retirements from the current Board, (ii) the availability of appropriate, qualified candidates, and (iii) the goal of ensuring that the Board is small enough to facilitate active discussions and decision-making while, at the same time, it is large enough to provide an appropriate mix of continuity, experience, skills and diversity so that the Board and its Committees can effectively perform their responsibilities.  Our Board is currently set at seven directors.
Criteria for Membership on the Board
The Board and its Nominating and Corporate Governance Committee consider a number of different factors in selecting nominees for director.  Some of these factors, such as integrity, are applied uniformly to all prospective candidates.  Others, such as specific industry experience, may be adopted on a case-by-case basis by the Board and the Nominating ad Corporate Governance Committee based on the Company’s business needs and makeup at the time a nomination is under consideration.  The Nominating and Corporate Governance Committee and the Board apply the same criteria to each candidate for the Board, regardless of whether the candidate is proposed by a stockholder or another source.  Specific criteria considered by the Nominating and Corporate Governance Committee and the Board include:
Independence.  The Board, in its Corporate Governance Principles and Committee charters, has established a policy that requires a substantial majority of the directors to be “independent” members of the Board, and only “independent” directors may serve on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.  The Nominating and Corporate Governance Committee and the Board consider the independence of each prospective director before election and further consider the independence of all continuing directors on at least an annual basis.  The Board has determined that Messrs. John M. Dillon, Emanuel P. N. Hilario, Randall S. Friedman and Daniel M. Freidberg and Mses. Haydee Ortiz Olinger and Audrey P. Dunning are independent in accordance with the standards of Nasdaq and the Company’s criteria and that Mr. Shuldman, the Company’s CEO, is not independent.  The Board applies the following criteria in determining independence, which criteria are derived from Nasdaq’s listing standards as well as additional requirements that are imposed on members of certain Board Committees under the rules and regulations of the SEC and the Internal Revenue Service (the “IRS”):
•
Independent Judgment.  The director must not have any relationship with the Company that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  In making this determination, the Board considers all relevant facts and circumstances, including commercial, charitable and familial relationships that might have an impact on the director’s judgment.

•
Employment.  The director must not have been an employee of the Company or any parent or subsidiary of the Company at any time during the past three years.  In addition, a member of the director’s immediate family (including the director’s spouse, parents, stepparents, children, stepchildren, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in the director’s home other than a tenant or employee) must not have been an executive officer of the Company during the past three years.

•
Other Payments.  Neither the director nor a member of his or her immediate family may have received compensation of more than $120,000 from the Company during any period of 12 consecutive months during the past three years, except for director fees, payments arising solely from investments in the Company’s securities, benefits under certain Company plans and non-discretionary compensation, certain permitted loans and compensation paid to a family member who is not an executive officer of the Company.

•
Auditor Affiliation.  Neither the director nor a member of his or her immediate family may be a current partner of the Company’s independent registered public accounting firm or have been a partner or employee of the Company’s independent registered public accounting firm who worked on the Company’s audit at any time during the past three years.

•
Interlocking Directorships.  Neither the director nor any member of his or her immediate family may be employed as an executive officer by another entity where, at any time during the past three years, any of the Company’s executive officers served on the compensation committee.

•
Transactions.  Neither the director nor any member of his or her immediate family may be a partner in, or a controlling stockholder or executive officer of, any organization that, during the current or any one of the past three years, received payments from the Company, or made payments to the Company, for property or services that exceed the greater of $200,000 or 5% of the recipient’s annual consolidated gross revenues for such year (excluding payments arising solely from investments in the Company’s securities or paid under a non-discretionary charitable matching program).

•
Additional Standards for Audit Committee Members.  Any director who serves on the Board’s Audit Committee may not, directly or indirectly, have received any consulting, advisory or other compensatory fee from the Company (other than certain retirement benefits and deferred compensation) or be an affiliate of the Company (except as a director, but including by way of stock ownership).  In addition, no such director may have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

Relevant Skills and Experience.  Each of our directors brings to the Board a unique set of professional skills, work and industry experience that is relevant to the Company’s business and markets. In considering and selecting new director nominees, the Nominating and Corporate Governance Committee and the Board take into account the direction of the Company’s business, strategic needs, and the related skills and experience of potential directors in determining whether a particular individual brings needed expertise to the Board.
Overall Board Composition.  The Board believes it is important to consider the professional skills and background, experience in relevant industries, age and diversity of its directors in light of the Company’s current and future business needs.
Personal Qualities.  Each director must possess certain personal qualities, including integrity, judgment and business acumen.  In addition, our Corporate Governance Principles provide that individuals will not be eligible for nomination to the Board after they reach the age of 75, except that that the Board may nominate a director who is 75 years of age or older for an additional term or terms due to special circumstances based on such director’s particular contributions and experience.
Diversity.  Although the Board has not adopted a formal diversity policy, the Board and the Nominating and Corporate Governance Committee value diversity and consider diversity as a factor in identifying and evaluating director nominees.  The Company considers diversity in a broad sense in terms of differences of viewpoint, skills, professional experience, background and tenure, as well as diversity of race, gender, national origin and age.  The Board and the Nominating and Corporate Governance Committee use their judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to high standards of Board service.
Commitments.  Each director must have the time and ability to make a constructive contribution to the Board.  While the Board does not believe it is appropriate to establish a single standard regarding the number of other boards on which a director may sit, this is a factor that may be considered in reviewing a candidate’s suitability.
Additional Criteria for Incumbent Directors.  During their terms, all incumbent directors on the Board are expected to attend Board and Committee meetings regularly, to stay informed about the Company and its business, to participate in discussions of the Board and its Committees, to take an interest in the Company’s business and provide advice and counsel to the Company’s CEO, and to comply with the Company’s Corporate Governance Principles, the Standards and other applicable policies.
Regulatory Requirements.  The Board must have directors who meet the criteria established from time to time by Nasdaq, the SEC, the IRS and other applicable regulatory entities for service on the Board and its Committees.
Director Nomination Process
Under its charter, the Nominating and Corporate Governance Committee is responsible for identifying, reviewing and recommending individuals to the Board for nomination or election as directors.  This typically involves the following steps:

•
Establishing Specific Criteria.  The Nominating and Corporate Governance Committee and the Board review the overall composition of the Board in light of the Company’s current and expected business needs and, as a result of such assessments, may establish specific qualifications that the Committee will seek in Board candidates.

•
Identifying New Candidates.  The Nominating and Corporate Governance Committee may seek to identify new candidates for the Board (i) who possess the desired qualifications and (ii) who satisfy the other requirements for Board service.  In identifying new director candidates, the Committee may seek advice and names of candidates from Committee members, other members of the Board, members of management, and other public and private sources.  The Committee may also, but need not, retain a search firm in order to assist in these efforts.

•
Reviewing New Candidates.  The Nominating and Corporate Governance Committee reviews the potential new director candidates identified through the process described above.  This involves reviewing the candidates’ qualifications, responses to prospective director questionnaires, and conducting an appropriate background investigation.  The Committee may also select certain candidates to be interviewed by one or more Committee members.

•
Reviewing Incumbent Candidates.  On an annual basis, the Nominating and Corporate Governance Committee also reviews incumbent candidates for re-nomination to the Board.  This review involves an analysis of the criteria described above that apply to incumbent directors.

•
Recommending Candidates.  The Nominating and Corporate Governance Committee recommends a slate of candidates for the Board to submit for approval to the stockholders at the Annual Meeting.  This slate of candidates may include both incumbent directors and new nominees.  At the time of making any recommendation to the Board, the Committee reports on the criteria that were applied in making the recommendation and its findings concerning each candidate’s qualifications.

•
Stockholder Recommendations Submitted to the Nominating and Corporate Governance Committee.  Stockholders may also submit names of director candidates, including their own, to the Nominating and Corporate Governance Committee for its consideration.  The process for stockholders to use in submitting suggestions to the Nominating and Corporate Governance Committee is set forth in our Policy Regarding Security Holder Communications with the Board of Directors, which is available on our website under the “Corporate Governance” tab on the “Investor Relations” page at www.transact-tech.com/corporate-governance.  Candidates who are recommended to the Board by stockholders are evaluated in the same manner as recommendations received from other sources.

Board Meetings and Executive Sessions
The Board holds regular quarterly meetings, as well as periodic special meetings.  In 2021, the Board held eight meetings.  Each current director attended 75% or more of the aggregate number of meetings of the Board and the Committees on which such director served that were held during 2021 while such director was in office or serving on such Committee, as applicable, and their average attendance was 95.2% during 2021.
Our independent directors meet in executive session, without management or employee directors present, during or following most regularly scheduled Board meetings and following all Audit Committee meetings.  In addition, independent directors may convene additional executive sessions at any time.  The executive sessions are led by the Chairman of the Board when there is an independent Chairman.
Committees of the Board
The Board has four standing Committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Executive Committee.
Each Committee is composed entirely of independent directors and operates under a written charter.  The Chair of each Committee is selected by the Board.  Each Committee, except the Executive Committee, holds regular executive sessions at which only Committee members are present.  Each Committee is authorized to retain its own outside counsel and other advisors as it determines are necessary to fulfill its duties and responsibilities.
Charters for the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are available on the Company’s website under the “Corporate Governance” tab on the “Investor Relations” page at www.transact-tech.com/corporate-governance.  A brief summary of the Committees’ responsibilities follows:

Audit Committee.  The Audit Committee assists the Board in fulfilling its responsibilities to oversee the quality and integrity of the Company’s financial statements and accounting practices, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the Company’s independent registered public accounting firm and internal audit function.  Messrs. John M. Dillon, Emanuel P. N. Hilario, Randall S. Friedman and Daniel M. Friedberg and Mses. Haydee Ortiz Olinger and Audrey P. Dunning serve as the members of the Audit Committee, with Mr. Dillon serving as Chair.  The Board has determined that each member of the Audit Committee is an independent director under the standards of Nasdaq and the SEC and meets the financial literacy requirements of Nasdaq.  In addition, the Board has determined that Mr. Dillon is an “audit committee financial expert” as defined under the rules of the SEC.  The Audit Committee met six times during 2021.
Compensation Committee.  The Compensation Committee oversees the hiring and termination of all executive officers of the Company, CEO performance review and succession planning, director compensation, the design and management of the executive compensation programs, and the philosophy and programs for all employee compensation and benefit programs worldwide.  The Compensation Committee is responsible for determining the compensation (including salary, bonus, equity-based grants, and any other long-term cash compensation) for the Company’s CEO and our other senior executives.  The Compensation Committee is comprised of Messrs. John M. Dillon, Emanuel P. N. Hilario, Randall S. Friedman and Daniel M. Friedberg and Mses. Haydee Ortiz Olinger and Audrey P. Dunning, with Mr. Hilario serving as Chair.  The Board has determined that each member of the Compensation Committee is an independent director under the standards of Nasdaq and the SEC.  The Compensation Committee (then known as the Compensation and Corporate Governance Committee, which had responsibility for oversight of the Company’s corporate governance practices, Board and Compensation and Corporate Governance Committee performance evaluations and stockholder communication matters in addition to the matters set forth above) met seven times during 2021.
Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee oversees the Company’s corporate governance practices, Board and Nominating and Corporate Governance Committee performance evaluations and stockholder communication matters, and assists the Board in carrying out its responsibilities relating to the composition of the Board, including identifying, reviewing and recommending candidates to the Board for nomination as directors.  The Nominating and Corporate Governance Committee is comprised of Messrs. John M. Dillon, Emanuel P. N. Hilario, Randall S. Friedman and Daniel M. Friedberg and Mses. Haydee Ortiz Olinger and Audrey P. Dunning, with Ms. Olinger serving as Chair.  The Board has determined that each member of the Nominating and Corporate Governance Committee is an independent director under the standards of Nasdaq and the SEC.  The Nominating and Corporate Governance Committee (then known as the Nominating Committee, which did not have responsibility for oversight of the Company’s corporate governance practices, Board and Nominating and Corporate Governance Committee performance evaluations and stockholder communication matters) met four times during 2021.
Executive Committee.  The Executive Committee meets between scheduled meetings of the Board and has the power and authority of the Board, except as limited by the By-Laws.  It is comprised of Messrs. John M. Dillon, Emanuel P. N. Hilario, Randall S. Friedman and Daniel M. Friedberg and Mses. Haydee Ortiz Olinger and Audrey P. Dunning, with Mr. Hilario serving as Chair.  The Executive Committee did not meet during 2021.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board currently consists of seven directors and is divided into three classes.  Each class of directors is elected by the holders of the Company’s common stock to serve a staggered three-year term.  At the Annual Meeting, two individuals are to be elected to serve a three-year term until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.  The nominees for election are Haydee Ortiz Olinger and Emanuel P. N. Hilario. Ms. Olinger has been a director of the Company since 2018, and Mr. Hilario has been a director of the Company since 2019.
Should the nominees become unavailable, which is not anticipated, the shares represented by the enclosed proxy card will be cast for a substitute candidate as may be designated by the Board, or in the absence of such designation, in such other manner as the Board may determine in its sole discretion.  Alternatively, in such a situation, the Board may take action to fix the number of directors for the ensuing year at the number of nominees and incumbent directors who are then able to serve.
At the Annual Meeting, we are submitting to stockholders a proposal to amend the Certificate of Incorporation to declassify the Board.  If this proposal is approved by stockholders, we expect to file the amendment to the Certificate of Incorporation promptly following the Annual Meeting, and the process of declassifying the Board would begin.  Directors elected at the 2023 Annual Meeting would be elected to terms expiring at Company’s 2024 Annual Meeting of Stockholders, and all directors will be elected for one year terms beginning at the 2025 Annual Meeting of Stockholders.
Information Concerning Our Director Nominees
Haydee Ortiz Olinger, 64, was appointed to the Board as a director of the Company on July 27, 2018.  Ms. Olinger has served as a Senior Advisor for BarkerGilmore LLC, a consulting firm specializing in recruiting, advising and coaching for legal and compliance talent, since September 2017.  Ms. Olinger served in senior management roles for more than twenty years at the McDonald’s Corporation, most recently as Global Chief Compliance and Privacy Officer from 2002 to 2015, during which time she successfully developed and implemented best in class compliance and ethics programs.  Ms. Olinger earned both her Juris Doctor and Bachelor of Science in Management and Business Administration degrees at DePaul University.  Additionally, she earned a Master of Science in Leadership and Business Ethics at Duquesne University.
Ms. Olinger’s qualifications for election to the Board include extensive global restaurant industry experience.  She currently serves as an independent director for The One Group Hospitality, Inc. (NASDAQ: STKS) and serves on the DePaul University Board of Trustees, is the former chairperson of the Illinois Lottery Control Board and has also served on the boards of the Society of Corporate Compliance and Ethics/Healthcare Compliance Association (Minnesota) and the National Hispana Leadership Institute (Virginia).  From her past executive and director positions, Ms. Olinger brings to our Board her extensive operational and legal experience and knowledge in the restaurant industry. Ms. Olinger has consented to be named in this Proxy Statement and to serve if elected.
Emanuel P. N. Hilario, 54, currently serves as a director and as President and Chief Executive Officer of The ONE Group Hospitality, Inc. (NASDAQ: STKS), parent to the STK steakhouse and Kona Grill brands, in which roles he has served since April 10, 2017 and October 30, 2017, respectively.  Prior to becoming the President and Chief Executive Officer of The ONE Group Hospitality, Mr. Hilario had served as a Partner and Chief Financial Officer of Sizzling Platter, a restaurant management company operating over 400 franchised restaurants in the United States, Mexico, and China under the brand names of Red Robin, Sizzler, Little Caesars, Dunkin Donuts, and Wingstop, from February 2015 to October 2017.  Before joining Sizzling Platter, Mr. Hilario served as Chief Operating Officer for Einstein Noah Restaurant Group, Inc. (formerly listed on The Nasdaq Global Market under the symbol “BAGL”) from 2013 to 2014 and served as its Chief Financial Officer from 2010 to 2013.  He previously served as Chief Financial Officer for McCormick & Schmick’s Seafood Restaurants, Inc. (formerly listed on The Nasdaq Global Market under the symbol “MSSR”) from April 2004 through May 2009 and also served on its board of directors from May 2007 to July 2009.  For the preceding four years, Mr. Hilario was with Angelo and Maxie’s, Inc., where he served as Chief Financial Officer and managed the day-to-day operations of the Angelo and Maxie’s steakhouse concept from 2002 to 2004.  Mr. Hilario began his career at McDonald’s Corporation.  Since 2013, Mr. Hilario has served on the board of the Denver Public School Foundation, a nonprofit organization.  He received a Bachelor of Science and Commerce degree in accounting from Santa Clara University in 1990.
Mr. Hilario’s qualifications for election to the Board include extensive global restaurant industry experience.  From his past executive and director positions, Mr. Hilario brings to our Board his extensive operational, financial and accounting experience and knowledge in the restaurant industry. Mr. Hilario has consented to be named in this Proxy Statement and to serve if elected.
THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF HAYDEE ORTIZ OLINGER AND EMANUEL P. N. HILARIO AS DIRECTORS OF THE COMPANY FOR A THREE-YEAR TERM.

Information Concerning Directors Whose Terms Expire at the 2023 Annual Meeting of Stockholders
Bart C. Shuldman, 64, has been Chief Executive Officer and a director of the Company since its formation in June 1996 and served as Chairman of the Board from February 2001to March 2022.  Mr. Shuldman also served as the Company’s President from 1996 until June 2010.  Previously, Mr. Shuldman was Vice President of Sales and Marketing of Magnetec Corporation, a former subsidiary of Tridex, from April 1993 to August 1993, and served as President of Magnetec, and later the combined operations of Magnetec and Ithaca Peripherals Incorporated, another former Tridex subsidiary, from August 1993 to June 1996.
Mr. Shuldman’s qualifications for election to the Board include public company leadership experience as CEO of the Company since its inception and board experience as a director of the Company and Chairman of the Board.  Mr. Shuldman is also a director of a privately-held company.  Mr. Shuldman brings to our Board his experience and knowledge of our business derived from his current position as CEO.
Audrey P. Dunning, 60, was appointed to the Board on March 30, 2022. Ms. Dunning has served as Chief Executive Officer of AMP Growth Advisors, LLC, a firm specializing in advising businesses on growth strategy, executive coaching and their digital transformation journeys, since founding the company in July 2019. Previously, Ms. Dunning served as Senior Vice President of the Great Lakes Business Unit of CGI, Inc. (NYSE: GIB) (“CGI”), a global information technology consulting company, from September 2017 to December 2018. Prior to that, Ms. Dunning served as Chief Executive Officer of Summa Technologies, Inc., a digital solutions consulting company, from 2007 through its acquisition by CGI in August 2017, and also as Vice President of Sales & Business Development from 2001 to 2006. Prior to Summa, Audrey held sales leadership positions at Transarc Corporation, a Carnegie Mellon start-up and leader in distributed systems technology that was later acquired by IBM Software Group. In addition to IBM, Audrey’s prior experience includes sales leadership roles at (i) SAGA Software/Software AG (OTC: STWRY), an enterprise software company that serves as the second largest software vendor in Germany, from 2000 to 2001, and (ii) Xerox Corporation. She currently serves on the board of directors, where she is also a member of the Audit and Risk Committees of TriState Capital Holdings, Inc. (NASDAQ: TSC), a bank holding company providing commercial banking, private banking and investment management services to middle-market companies, institutional clients and high-net-worth individuals, since January 2020. Previously, Ms. Dunning served on the boards of directors of the Pittsburgh Branch of the Federal Reserve Bank of Cleveland, a supervisory and regulatory financial bank, from January 2015 to December 2020, and Dollar Bank, which offers online banking services including online checking and savings accounts, loans, mortgages, small business banking and corporate banking, from January 2016 to December 2019. Ms. Dunning received a B.S. in Business Administration from the University of Pittsburgh.
Ms. Dunning was nominated to the Board pursuant to the Cooperation Agreement with the Investor Group. Ms. Dunning’s qualifications for election to the Board include sales leadership experience at enterprise software and technology companies, consulting firm CEO leading large-scale custom software development projects in Technology and Retail, as well as her prior board experience.
Daniel M. Friedberg, 60, was appointed to the Board on March 30, 2022. Mr. Friedberg currently serves as Managing Member of 325, a private equity investment firm, since its founding in May 2016 and as the Chief Executive Officer of Hampstead Park Capital Management LLC, a private equity investment firm, since its founding in May 2016. Previously, Mr. Friedberg was Chief Executive Officer and Managing Partner of Sagard Capital Partners L.P., a private equity investment firm, from its founding in January 2005 until May 2016. Prior to that, Mr. Friedberg served as Vice President of Power Corporation of Canada, a diversified international management holding company, from January 2005 to May 2016. Mr. Fried has also served as a Partner and Consultant with Bain & Company, a global strategy management consulting company, from 1997 to 2005 and 1987 to 1991, respectively. Mr. Friedberg currently serves as Chairman of the Board of Directors of Quest Resource Holding Corp. (NASDAQ: QRHC), a national provider of waste and recycling services, since April 2019, and as a member of the Board of Directors of Roth CH Acquisition IV Co. (NASDAQ: ROCG), a publicly-traded special purpose acquisition company, since August 2021 and Roth CH Acquisition III Co. (NASDAQ: ROCR), a publicly-traded special purpose acquisition company, since March 2020. Mr. Friedberg has previously served as a member of the Board of Directors of each of Roth CH Acquisition II Co. (NASDAQ: ROCC), a publicly-traded special purpose acquisition company, from December 2020 until its merger with Reservoir Holdings, Inc. in July 2021; Roth CH Acquisition I Co. (NASDAQ: ROCH), a publicly-traded special purpose acquisition company, from February 2020 until its merger with PureCycle Technologies, Inc. (NASDAQ: PCT) in March 2021; Performance Sports Group Ltd. (formerly NYSE: PSG), a leading developer and manufacturer of ice hockey, roller hockey, lacrosse, baseball and softball sports equipment, as well as related apparel and soccer apparel, from March 2016 to July 2016; InnerWorkings, Inc. (formerly NASDAQ: INWK), a leading global marketing execution firm serving Fortune 1000 brands across a wide range of industries, from March 2014 to August 2016.; GP Strategies Corp. (formerly NYSE: GPX), a provider of sales and technical training, E-learning, management consulting and engineering services, from 2009 to August 2016; and X-Rite, Inc. (formerly NASDAQ: XRIT), a former developer, manufacturer, marketer and supporter of innovative color solutions through measurement systems, software, color standards and services, from 2008 to 2012. Mr. Friedberg has a Master’s in Business Administration degree from Cornell University’s Johnson Graduate School of Business, and a Bachelor of Science from the University of Manchester Institute & Technology.
Mr. Friedberg was nominated to the Board pursuant to the Agreement with the Investor Group. Mr. Friedberg’s qualifications for election to the Board include experience as the Chief Executive Officer of two investment firms, his experience as an executive with a leading global management consulting firm, extensive experience in investing in private and public companies and his service on multiple boards of directors.

Information Concerning Directors Whose Terms Expire at the 2024 Annual Meeting of Stockholders
John M. Dillon, 72, has been a director of the Company since 2011.  Mr. Dillon is currently the Chairman of Aerospike, the world’s first flash-optimized database and the fastest database at scale.  Prior to joining Aerospike, Mr. Dillon served as CEO of Engine Yard, Inc., the leading cloud platform for automating and developing Ruby on Rails and PHP applications, from 2009 to 2014.  He served as CEO for Navis, Inc., a private company specializing in software systems for operating large marine container terminals and distribution centers, from 2002 to 2008.  Before Navis, he also served as CEO for Salesforce.com and President and CEO of Hyperion Solutions.  He began his career as a Systems Engineer for EDS (Electronic Data Systems) and then moved into a variety of sales management positions for various high-tech companies, including Oracle Corporation.  Mr. Dillon holds a Bachelor’s degree in Engineering from the United States Naval Academy and an MBA from Golden Gate University.  He served on active duty in the nuclear submarine service for five years before beginning his civilian career.
Mr. Dillon’s qualifications for election to the Board include private company leadership in his current CEO role at Aerospike and in his previous CEO roles as previously discussed.  Mr. Dillon is a former director at Intacct Corporation and Centerpointe Community Bank and has also served as director of several other companies.  From his past executive and director positions, Mr. Dillon brings to our Board his extensive executive experience and knowledge operating and managing complex software and technology companies.
Randall S. Friedman, 49, has been a director of the Company since November 2020. He has served as Managing Director of Oaklins DeSilva+Phillips, an investment bank, since January 2022, advising clients in the healthcare sector. Since 2019, Mr. Friedman has served as the founder of Iaso Health, LLC, an online search tool for on-demand healthcare options. From 2014 to 2018, he was the president and CEO of Lebhar-Friedman, Inc., a business-to-business media company where he was responsible for, among other things, sales and marketing, and focused on the food service and retail markets. Mr. Friedman also served at Penton Media, Inc. from 2010 to 2014, as group publisher of the restaurant group from 2010 to 2013 and group publisher of the restaurant and food groups from 2013 to 2014. From 2000 to 2010, Mr. Friedman served in various management and senior management roles at Lebhar-Friedman, Inc.  Mr. Friedman is a graduate of Williams College and received his MBA from the Fordham University School of Business.
Mr. Friedman’s qualifications for election to the Board include over a decade of leadership experience in digital innovation and marketing, strategic planning, business acquisitions and divestitures, as well as restructuring and business evolution. Mr. Friedman also brings industry expertise in the food service technology market. From his past executive positions, Mr. Friedman brings to our Board his extensive executive experience and knowledge regarding sales and marketing in the food service and retail markets.

PROPOSAL 2:

RATIFICATION OF THE SELECTION OF MARCUM AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022
The Audit Committee has selected Marcum as the independent registered public accounting firm to audit the financial statements of the Company for the 2022 fiscal year.  This selection is being presented to the stockholders for ratification at the Annual Meeting.
In the event stockholders do not ratify the appointment, the Audit Committee will reconsider the appointment.  Marcum has served as the Company’s independent registered public accounting firm since July 2020. No director or executive officer of the Company has any direct or indirect substantial interest, whether by security holdings or otherwise, in the ratification of Marcum as independent registered public accounting firm for the Company’s 2022 fiscal year.
A representative of Marcum is expected to be present during the Annual Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.
Change of Independent Public Accountants: As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on July 17, 2020 (the “July 2020 Form 8-K”), on July 13, 2020, the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm as a result of a decision by the Audit Committee of the Board.
The audit reports of PwC on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through July 13, 2020, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the Company’s financial statements for such years. During the years ended December 31, 2019 and 2018 and the subsequent interim period through July 13, 2020, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the following material weaknesses in the Company’s internal control over financial reporting: (i) the Company did not design and maintain effective controls over user access within the Company’s ERP system, Oracle, to ensure appropriate segregation of duties and to adequately restrict user access to appropriate personnel. Specifically, the provisioning and user recertification controls were not designed to ensure users maintain proper segregation of duties and therefore could have inappropriate access rights; and (ii) the Company did not design and maintain effective controls over the completeness and accuracy of information included in key spreadsheets supporting the Company’s accounting records.
The Company provided PwC with a copy of the disclosure it is making herein and requested that PwC furnish the Company with a letter addressed to the SEC stating whether PwC agrees with the above statements.  A copy of such letter, dated July 17, 2020, is filed as Exhibit 16.1 to the July 2020 Form 8-K.
As previously reported in the July 2020 Form 8-K, on July 13, 2020, the Company engaged Marcum as its independent registered public accounting firm for the fiscal year ended December 31, 2020.
During the years ended December 31, 2019 and 2018, and the subsequent interim period through July 13, 2020, neither the Company nor anyone on its behalf consulted with Marcum regarding either: (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF MARCUM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022.

POLICY REGARDING PRE-APPROVAL OF SERVICES PROVIDED
BY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has established a policy requiring its pre-approval of all audit services and permissible non-audit services provided by the independent registered public accounting firm, along with the associated fees for those services (the “Pre-Approval Policy”).  The Pre-Approval Policy provides for the annual pre-approval of specific types of services pursuant to policies and procedures adopted by the Audit Committee, and gives detailed guidance to management as to the specific services that are eligible for such annual pre-approval.  The Pre-Approval Policy requires the specific pre-approval of all other permitted services.  For both types of pre-approval, the Audit Committee considers whether the provision of a non-audit service is consistent with the SEC’s rules on auditor independence, including whether provision of the service (i) would create a mutual or conflicting interest between the independent registered public accounting firm and the Company, (ii) would place the independent registered public accounting firm in the position of auditing its own work, (iii) would result in the independent registered public accounting firm acting in the role of management or as an employee of the Company, or (iv) would place the independent registered public accounting firm in a position of acting as an advocate for the Company.  In addition, the Audit Committee considers whether the independent registered public accounting firm is best positioned and qualified to provide the most effective and efficient service, based on factors such as the independent registered public accounting firm’s familiarity with the Company’s business, personnel, systems or risk profile and whether provision of the service by the independent registered public accounting firm would enhance the Company’s ability to manage or control risk or improve audit quality or would otherwise be beneficial to the Company.
The Audit Committee may delegate to one of its members the authority to address certain requests for pre-approval of services between meetings of the Committee, and such Committee member is required to report his or her pre-approval decisions to the Committee at its next regular meeting.  The Pre-Approval Policy is designed to ensure that there is no delegation by the Audit Committee of authority or responsibility for pre-approval decisions to management of the Company.  The Audit Committee monitors compliance by management with the Pre-Approval Policy by requiring management, pursuant to the Pre-Approval Policy, to report to the Audit Committee on a regular basis regarding the pre-approved services rendered by the independent registered public accounting firm.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S SERVICES AND FEES
The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm.  Accordingly, the Audit Committee has appointed Marcum to perform audit and other services for the Company.  In addition, the Audit Committee has procedures in place for the pre-approval by the Audit Committee of all services provided by Marcum.  These pre-approval procedures are described above under “Policy Regarding Pre-Approval of Services Provided by the Independent Registered Public Accounting Firm.”
The aggregate fees billed to the Company by Marcum for the years ended December 31, 2021 and 2020 are as follows:
	2021	2020
Audit Fees (1)	$278,185	$282,420
Total Fees for Services Provided (2)	$278,185	$282,420
________
(1)	Audit Fees consist of fees related to: (i) the annual audit of the Company’s financial statements, (ii) reviews of the Company’s quarterly financial statements and (iii) consents and comfort letters.
(2)	There were no Audit-Related, Tax or Other fees billed for 2021.
All of the above services during the years ended December 31, 2021 and 2020 were either approved by the Audit Committee or were performed pursuant to pre-approval policies and procedures.
AUDIT COMMITTEE REPORT

Under its charter, the Audit Committee is responsible for assisting the Board in fulfilling its responsibilities to oversee the internal control over financial reporting and quality and integrity of the Company’s financial statements and accounting practices, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the Company’s independent registered public accounting firm and internal audit function.

Management is responsible for preparing complete and accurate consolidated financial statements in accordance with generally accepted accounting principles.  The independent registered public accounting firm is responsible for performing independent audits of the Company’s consolidated financial statements and for issuing reports about those financial statements.  The Audit Committee meets with the independent registered public accounting firm, the Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer of the Company to review the scope and the results of the annual audit, the amount of audit fees, the Company’s system of internal accounting controls over financial reporting, the financial statements contained in the Company’s Annual Report to Stockholders and other related matters.  Separate meetings are held with the independent registered public accounting firm and management.
In connection with its duties, the Audit Committee has taken the following actions:
•	It has reviewed and discussed the audited financial statements, as well as the assessment of internal controls over financial reporting, with management.
•
It has discussed with the independent registered public accounting firm, which is responsible for expressing an opinion on the financial statements in accordance with generally accepted accounting principles, the matters required to be discussed by the statement on Auditing Standards No. 1301, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•
It has received from the independent registered public accounting firm the written disclosures describing any relationships between the independent registered public accounting firm and the Company and the letter confirming their independence as required by applicable legal requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm matters relating to their independence.

•
Based on its review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements of the Company for the year ended December 31, 2021 be included in the Company’s Annual Report on Form 10‑K for filing with the SEC.

AUDIT COMMITTEE

John M. Dillon, Chair Emanuel P. N. Hilario Haydee Ortiz Olinger
Randall S. Friedman Audrey P. Dunning* Daniel M. Friedberg*

* Each of Ms. Dunning and Mr. Friedberg joined the Board on March 30, 2022, which was subsequent to the March 24, 2022 filing of the Company’s Annual Report on Form 10-K with the SEC.

PROPOSAL 3:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act, we seek your advisory vote on the compensation of the Company’s named executive officers as described in this Proxy Statement, including the information provided in the Section entitled, “Executive Compensation,” which includes our “Compensation Discussion and Analysis” and tabular and narrative disclosures regarding the compensation of our named executive officers.  We ask that you support the compensation of our named executive officers as disclosed herein.  Your vote is advisory, and therefore non-binding, but whatever the outcome of the vote, the Compensation Committee and the Board will review the results carefully and take the results into account in future compensation decisions.  The Compensation Committee believes the Company’s executive compensation program reflects a strong pay-for-performance philosophy and is aligned with the stockholders’ long-term interests.
We believe that our programs are currently structured in the best manner possible to sustain our organizational and strategic goals, as well as to support our unique culture.  Elements of our compensation program and philosophy include:
•	Seeking alignment between short-term incentive metrics, strategic objectives and stock price and stockholder value over the long term.
•	Regular review of our executive compensation programs by our independent Compensation Committee and engagement of an independent compensation consultant, as necessary or appropriate.
•
Monitoring our programs against other companies in the marketplace with whom we compete for talent and against whom we measure our success, noting in particular that this group of companies may change rapidly as the Company experiences its own growth.

•
Engaging in rigorous talent reviews of our senior executives to ensure they remain committed to the Company’s short and long-term goals, developing or obtaining the skills to manage in the current economy and preparing for the inevitable succession that naturally occurs in any organization.

•	Maintaining conservative benefit programs primarily directed and offered to all employees.
•	Providing executive officers nominal perquisites.
Stockholders are being asked to vote on the following resolution:
RESOLVED: That the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure.
Because this vote is advisory, it will not be binding upon the Board or the Compensation Committee.  However, the Board values stockholders’ opinions and the Board and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.
We currently hold an annual advisory vote on the compensation of our named executive officers and anticipate that we will hold our next advisory vote at the 2023 Annual Meeting.
THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4:

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS OF THE COMPANY
Background
Currently, the Company’s Certificate of Incorporation provides for a classified board of directors divided into three classes of directors, as nearly equal in number as possible, with the classes elected for staggered three-year terms to hold office until their successors are duly elected and qualified. At each Annual Meeting of Stockholders, the successors of the class of directors whose term expires at that Annual Meeting of Stockholders are elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election. The Board has adopted and declared advisable, and recommends for your approval, an amendment to Section 8 of our Certificate of Incorporation to phase out the present three-year, staggered terms of our directors and instead provide for the annual election of directors.
Rationale for Declassifying the Board
The Board regularly reviews, with assistance from the Nominating and Corporate Governance Committee, the Company’s corporate governance practices and profile. In connection with this review, the Board asked the Company’s stockholders at the 2021 Annual Meeting of Stockholders to vote on an advisory proposal to recommend to the Board whether to initiate action to declassify the Board.  The Board has considered the benefits and detriments of maintaining a classified board of directors.  The Board recognizes that there are different viewpoints and perspectives on this matter. Proponents of declassification believe that it may benefit a company and its stockholders by increasing directors’ accountability to stockholders. On the other hand, a classified board of directors may encourage directors to focus on the long-term best interests of the company and its stockholders as well as help protect stockholders, employees and the community by reducing the company’s vulnerability to abusive stock accumulation, threats by activist investors and hostile takeovers that may lead to reduced stockholder value, loss of jobs and the closing of local facilities.
After carefully weighing the advantages and disadvantages of declassifying the Board, the approval of the advisory proposal at the 2021 Annual Meeting of Stockholders, the views of the Company’s stockholders as expressed during the Company’s ongoing stockholder engagement, a growing sentiment among institutional investors and their advisory services in favor of declassification and the unanimous recommendation of the Nominating and Corporate Governance Committee, the Board determined that it would be in the best interests of the Company and its stockholders to declassify the Board. Accordingly, the Board approved the proposed amendment to the Company’s Certificate of Incorporation and recommends that the stockholders adopt this amendment by voting in favor of this proposal.
Proposed Declassification Amendment
If stockholders approve the proposed amendment to the Company’s Certificate of Incorporation, directors will be elected to one-year terms of office beginning at the 2023 Annual Meeting. Directors who have been elected to three-year terms prior to the effectiveness of the amendment, including directors elected at the Annual Meeting, would complete those three-year terms, and thereafter would be eligible for annual re-election after the completion of their current terms. Accordingly, directors who were elected at the 2021 Annual Meeting of Stockholders, whose terms will expire in 2024, and the directors who are elected at the Annual Meeting, whose terms will expire in 2025, will hold office until the end of their terms. If this proposal is approved, from and including our 2025 Annual Meeting of Stockholders, the Board will be completely declassified and all directors will be subject to annual election to one-year terms.
In addition, until the Board is completely declassified, any director elected or appointed to the Board to fill a vacancy on the Board as a result of an increase in the size of the Board or due to the death, resignation, retirement, disqualification or removal of a director who was elected for a three-year term will continue to hold office until the next election of the class for which such director is chosen. In all cases, each director will hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.
The proposed amendment to the Certificate of Incorporation would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which the Company would file promptly following the Annual Meeting if the Company’s stockholders approve the amendment.
Under Delaware law, directors of a corporation that has a classified board of directors may be removed by stockholders only for cause, unless the certificate of incorporation of the corporation provides otherwise, while directors of a corporation that do not have a classified board of directors may be removed with or without cause. Accordingly, the Company’s directors may be removed only for cause. If the proposed amendment is approved by stockholders, upon the completion of the declassification process in 2025, the Company’s directors would be removable with or without cause by an affirmative vote of the holders of a majority of the shares then entitled to vote on the election of directors.

Corresponding Amendments to By-Laws and Corporate Governance Principles
The Board has approved certain conforming changes to the By-Laws and the Company’s Corporate Governance Principles (the “Principles”), subject to stockholder approval of this proposal, that will be effective upon the effectiveness of the Certificate of Amendment. The conforming amendments to the By-Laws and the Principles do not require stockholder approval.
Vote Required and Recommendation of the Board
The foregoing description of the proposed amendment is a summary and is qualified by and subject to the full text of the proposed amendment, which is attached to this proxy statement as Appendix A, with deleted text shown in strikethrough and added text shown as double underline. Under Delaware law, the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote on this proposal is required to approve this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
Overview
This Compensation Discussion and Analysis describes the philosophy, approach, and elements used by us and the Compensation Committee of our Board, which is composed entirely of independent directors of the Company, to define, manage, and review the compensation paid to our executives.  Our philosophy and approach to executive compensation apply to all executive officers of the Company, including those designated as named executive officers (“NEOs”).  The Company’s NEOs are the CEO and each of the other two most highly compensated executive officers.
Although the rules applicable to smaller reporting companies allow the Company to provide less detail about its executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, we are voluntarily providing this Compensation Discussion and Analysis disclosure.
Evolution of TransAct
TransAct is in the midst of a multi-year transformation from being primarily a printer hardware company focused largely on the casino and gaming industry with our Epic printing solution to a software-driven technology company that serves as a complete back-end solution for restaurants, convenience stores and other food service establishments with our BOHA! solution.  This transformation is leading to a growing recurring revenue stream that will create long-term stockholder value.  Our printer business currently comprises a significant portion of our revenue and helps fund development of our BOHA! solution. We expect this complementary relationship to lead to significant growth over time.  While TransAct has been in business for over 25 years, this is a new phase of TransAct’s journey, and we are effectively a start-up company again with a ground-breaking solution that we believe has enormous growth potential. Because of this new phase of the business and our future strategy, many of our historic approaches to compensation are less relevant and a more “start-up” style pay structure is appropriate for our team.  Key priorities for the near-term include:
•	Focus on installing BOHA! terminals and growing the associated recurring revenue
•	Further developing our BOHA! solution to be attractive to a wider audience
•	Funding our strategic growth
•	Developing and expanding partnerships in connection with our new BOHA! solution
We have communicated this new strategy to our investors, and we believe that they are optimistic about this new market opportunity.  Because of the “start-up” nature of our business, we adapted our executive compensation program in 2021 to reflect the new strategy.   This has led to several changes to our plans that, while less in line with historic practices, are critical to attracting, retaining and rewarding our team for executing on our go-forward strategy.  As the BOHA! solution and business evolve, we anticipate a shift back to our more traditional compensation structure, but for the time being, we believe a “start-up” model is appropriate. Such model includes:
•
A focus on installation of terminals, which drive recurring revenue, as opposed to our historic focus on EBITDA. We expect to shift back to focus on EBITDA or a similar financial metric at the appropriate stage in our development;

•	Shorter-term goals in our long-term performance plan – setting a goal beyond one year is challenging given our growth trajectory and the ongoing pandemic; and
•	Emphasis on objective, strategic metrics that will drive long-term value and are key milestones in our transformation.
Results of 2021 Annual Meeting
At our 2021 Annual Meeting of stockholders, holders of approximately 70.5% of the shares present at the meeting and entitled to vote on the matter voted, on an advisory basis, to approve the compensation of the Company’s NEOs (sometimes referred to as a “say-on-pay vote”).  The Board considered these voting results, which represent a significant improvement over our low levels of say-on-pay support in 2019 and 2020, to be an indication that changes made to the compensation program in 2021 were well received.

2022 Compensation Program Design
We recognize that results during our transformation from a printer company into a recurring revenue model company may not translate into profits in the near term, but we are working to position the Company for long-term success and growth, and this shift in strategy influences near-term benchmarks and financial results.  In the near term, we are focusing on growing our revenue from our BOHA! solution.  Consequently, the 2022 compensation program approved by the Compensation Committee continues to reflect the following features implemented in 2021 based on both the influence of stockholder feedback and the new business strategy, with the goal of rewarding executives for making strides towards a successful transformation:
•	Long-term incentive awards are 50% PSUs;
•	Annual incentives based 60% on quantitative metrics and 40% on strategic goals;
•	Stock ownership guidelines applicable to CEO and CFO (two times base salary and one times base salary, respectively, by 2024);
•	Long-term incentive awards are 100% equity; and
•	Clawback policy.
The 2022 annual incentive will be based 60% on quantitative objectives of achieving a targeted number of new FST terminals and software installations in 2022 and 40% on measurable strategic objectives to be determined at a later date.
Under the long-term incentive plan, each of the NEOs will receive 2022 equity awards in the form of 30% Non-qualified stock options (“NQSOs”), 20% RSUs, and 50% PSUs.  Award vesting for the NQSOs and RSUs will remain the same as 2021 grants. We continue to believe NQSOs and RSUs are appropriate as NQSOs encourage both performance and retention, while RSUs encourage retention through time-based vesting, and both awards align the interests of our executive officers with those of our stockholders. The PSUs will be earned from 0% to 150% based on terminals and software installed during 2022.  The awards will be paid out in shares of TransAct common stock in three equal installments: 1/3 when the award is earned and approved by the Compensation Committee after the end of 2022 once approved by the Compensation Committee for payout, 1/3 on December 31, 2023, and 1/3 on December 31, 2024.  As TransAct continues to evolve and the business strategy changes, both the annual and long-term incentive plan design will continue to be evaluated to incentivize the right performance given our current strategy at the time of grant.
Philosophy and Objectives of the Compensation Program
Our executive compensation philosophy reflects our belief that compensation should be primarily performance-based and should be competitive with other similarly sized organizations in similar industries.  Our primary compensation program objectives are to:
•	Attract, engage, retain, and reward executive officers;
•	Motivate employees and encourage individual initiative and effort;
•	Help to achieve key business objectives and attain Company goals; and
•	Align the interests of our executive officers closely with those of the Company and its stockholders to drive long-term, sustainable earnings growth.
Our executive compensation program is comprised principally of a base salary, an annual incentive cash performance bonus and equity incentive awards.  The Compensation Committee believes that each element of the total compensation program aligns the efforts of our executive officers in support of creating stockholder value by focusing on short-term and long-term performance goals, promoting retention of Company stock and an ownership mentality, and linking individual performance to the Company’s overall performance.  The Committee retains its discretion to modify the compensation program elements in response to the needs of the Company.  Except as otherwise prohibited by law or the Company’s organizational documents, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee.
The elements of our executive compensation program are periodically reviewed and analyzed using current publicly available market data, contemporary market trends in the industries in which the Company operates and periodic reviews of compensation and benefit surveys.  Although we perform periodic reviews of salary surveys and occasionally use compensation consultants to analyze elements of our compensation program, we do not believe that it is appropriate to establish compensation levels based solely on the use of such surveys or analysis or to specifically target any particular market compensation level.  This information is used as a market check and as one data point in reviewing our executive compensation program.
The Compensation Committee reviews Company executive officer compensation and performance data to determine whether the Company’s executive compensation program is competitive and reasonable.  The Compensation Committee, on occasion, meets with the CEO and CFO to obtain recommendations with respect to the Company’s compensation programs, practices and packages for the other executive officers, senior managers and other employees.  Our CEO and CFO, with the assistance and support of the human resources department, provide recommendations regarding the design of the Company’s compensation program to the Compensation Committee.  The Compensation Committee considers, but is not bound to accept, management’s recommendations with respect to executive compensation.

Periodically, the Compensation Committee retains Compensation Advisory Partners (“CAP”), an independent compensation consultant, to assist the Compensation Committee in assessing the competitiveness of the Company’s total compensation program for the Company’s CEO, CFO and Chief Technology Officer. Compensation data for base salaries, annual cash incentive awards and long-term equity awards for executives holding similar positions at companies similar in size and industry is provided.  Based on CAP’s assessment of the components of the Company’s long-term equity program in 2022, and related recommendation, the Compensation Committee revised the elements of the Company’s incentive compensation to further drive building stockholder value.
CAP did not advise management of the Company, and neither CAP nor its affiliates received any compensation from the Company for services other than those performed for the Compensation Committee.  The Committee reviewed the independence of CAP and concluded that no conflict of interest was raised by the services provided by CAP.
2021 Compensation Program
The principal elements of the Company’s 2021 compensation program were (i) base salary, (ii) an annual incentive cash bonus and (iii) long-term incentive awards, which for the CEO and CFO consisted 30% of NQSOS, 50% of PSUs and 20% of RSUs, while Mr. Richtsmeier received 100% NQSOs.
Base Salary: In general, base salaries for employees, including executive officers, are established based on the scope of their responsibilities, individual contribution, prior experience, sustained performance, external market data and anticipated level of difficulty of replacing the employee with someone of comparable experience and skill.  Base salary for each executive officer is reviewed on an annual basis as part of our Company-wide merit review process.  The amount of any merit increase to an executive officer’s base salary is determined based on a combination of the current position of the executive’s pay against market data and the executive’s performance and results during the past year.  Our CEO is responsible for assessing the performance of each executive officer reporting to him.  Our Compensation Committee assesses the performance of our CEO.
The Company’s Vice President of Human Resources and the CEO and CFO review and discuss the base salaries of the NEOs (other than the CEO and CFO).  In connection with establishing the base salary adjustments for the NEOs (other than the CEO and CFO), the Vice President of Human Resources provides merit increase percentage guidelines based on market compensation data, knowledge of competitive market practices and the Company’s salary budget.   Due to the continuing negative impact of the COVID-19 pandemic on the Company, the merit increase percentage guidelines (the “Merit Increase Guideline”) for the 2021 base salary for all NEOs serving at the time were 0%.  After considering the Merit Increase Guideline and evaluating each NEO’s performance and the position of his or her current base salary, the CEO, as direct supervisor, makes a specific base salary adjustment recommendation to the Compensation Committee (other than for himself).  Each NEO’s actual base salary adjustment, if any, is determined by the Compensation Committee.
In determining the base salaries of the NEOs for 2021, the Compensation Committee evaluated the overall performance of the Company and the individual’s contributions to that performance, as well as the performance of the sales unit or function that each leads when relevant, and market data.  Based on individual considerations with respect to each NEO such as his or her experience and contributions to the Company and recognizing that the Company must also react to a competitive marketplace on a case-by-case basis when seeking to recruit and retain executives, the Compensation Committee strives to set each NEO’s base salary within the Merit Increase Guideline, if warranted.  For 2021, NEO base salaries were returned to 2020 levels following the implementation of an across-the-board 10% salary cut in March 2020 that was effective through the end of 2020.  However, due to the continuing negative impact of the COVID-19 pandemic on the Company, no other base salary increases for the NEOs were implemented for 2021.
Annual Incentive Cash Bonus:  We have historically maintained an annual incentive cash bonus program for all executive officers, except for those who receive sales commissions, which provides our executive officers with the opportunity to receive performance bonuses in the form of cash upon the attainment of certain annual financial objectives, as well as performance and business objectives.  The incentive bonus opportunity is designed to be a significant portion of executive compensation in order to create and maintain a strong incentive for our executives to achieve or exceed our business strategic and annual financial objectives.  To ensure alignment of compensation with our business objectives, our CEO and other executive officers establish specific quantitative and qualitative performance metrics for our business each fiscal year.  These performance metrics as used for incentive bonus targets are then reviewed and approved by our Compensation Committee.  The metrics are aligned with our strategic and annual business plans and are reviewed by our Board and Compensation Committee.
Each of our NEOs participates in the incentive bonus program.  Bonuses under the incentive bonus program in 2021 were based 60% on achievement of financial objectives (50% based on new FST terminals or software installations in 2021 and 50% based on FST recurring revenue for 2021) and 40% based on 10 equally weighted measurable strategic objectives.  The incentive cash bonus that any particular executive is eligible to earn is established as a percentage of the individual’s base salary (“Target Bonus”).  The Target Bonus percentages for 2021 for each of our NEOs were as follows: Mr. Shuldman, 75%; Mr. DeMartino, 50%; and Mr. Richtsmeier, 30%.  Mr. Richtsmeier was promoted to Chief Technology Officer on September 1, 2021, so his bonus was prorated based on promotion date.

The CEO provided input on individual performance for each of his direct reports and the Compensation Committee evaluated CEO performance and overall Company performance.  As a result of performance with respect to the strategic and financial objectives, as set forth below, the Compensation Committee approved a payout of 94% of each individual’s annual Target Bonus for all eligible employees. Payouts for the NEOs were as follows: Mr. Shuldman, $373,967; Mr. DeMartino, $165,737; and Mr. Richtsmeier, $75,200.
Performance Measure	Weight	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)	Actual 2021 Performance Results	Payout Factor		Weighted Payout Factor
Strategic objectives	40%					100%		40%
New FST terminals or software installations	30%	4,000	5,000	7,000	4,130	50	%(1)	15%
FY 2021 FST recurring revenue	30%	$5,500,000	$6,000,000	$8,000,000	$7,399,000	130	%(2)	39%
2021 Annual Incentive Plan Payout Factor								94%
(1)	Payout factor between threshold and target and between target and maximum was as follows:
New FST terminals or software installations	Payout factor
4,000	50%
4,200	60%
4,400	70%
4,600	80%
4,800	90%
5,000	100%
5,200	105%
5,400	110%
5,600	115%
5,800	120%
6,000	125%
6,200	130%
6,400	135%
6,600	140%
6,800	145%
7,000	150%

(2)	Payout factor between threshold and target and between target and maximum was as follows:
FY 2022 FST recurring revenue	Payout factor
$5,500,000	50%
$5,600,000	60%
$5,700,000	70%
$5,800,000	80%
$5,900,000	90%
$6,000,000	100%
$6,200,000	105%
$6,400,000	110%
$6,600,000	115%
$6,800,000	120%
$7,000,000	125%
$7,200,000	130%
$7,400,000	135%
$7,600,000	140%
$7,800,000	145%
$8,000,000	150%
Long-Term Incentive Awards:  The goal of our equity-based incentive awards is to align the interests of our executives with those of our stockholders and to provide executives with a long-term incentive to manage the Company from the perspective of an owner with an equity stake in the business.  Because vesting of our stock awards is based on continued employment, our equity-based incentives also facilitate the retention of executives through the term of the awards.  Generally, we believe that stock options have proven to be an effective tool for meeting our compensation goal of increasing long-term stockholder value by tying the value of stock options to our future stock price performance – i.e., executives are able to profit from stock options only if our stock price increases in value over the stock option’s exercise price.  Accordingly, the Compensation Committee has historically granted, and continued to grant in 2021, all NEOs stock option awards as an element of their compensation.
For 2021, the CEO and CFO were awarded three types of long-term equity awards: (1) NQSOs, (2), RSUs and (3) PSUs. We believe these elements of long-term compensation for the CEO and CFO (and in 2022, for all NEOs) provide further alignment with stockholders’ interests and enhance our pay for performance objectives.

Grants of long-term incentive awards are approved annually by the Compensation Committee at its regularly scheduled meeting typically held in early March. While the majority of equity awards (historically, stock options) to our employees are made under our annual grant program, the Compensation Committee may grant equity awards to employees at other times, including at the time of hire or promotion of an employee, to reward an employee, for retention purposes or in other circumstances as recommended by the CEO or the Compensation Committee.  In determining the size of the long-term equity incentives to be awarded to employees, we take into consideration a number of factors including, but not limited to, relative job scope, individual performance level, prior contributions to the Company, the need to retain the employee, the size of prior grants and competitive market data.  Based upon these factors, the Compensation Committee determines the size of the equity incentives at levels it considers appropriate to create meaningful opportunity for reward predicated on the creation of long-term stockholder value.
The total dollar value of each executive officer’s equity incentive award is determined based on competitive market data and recognizes an individual’s role and performance.  For 2021, the CEO and CFO awards were allocated as approximately 30% NQSOs, 20% RSUs and 50% PSUs.  NQSOs vest 25% per year over four years and have a ten-year term.  The exercise price of options granted is set at the closing price of our common stock on the date of grant.  RSUs convert to common stock on a one-to-one basis and vest 25% per year over four years.  Payout of PSUs is based on FST terminals or software installed during 2021, and awards vest one-third upon certification of achievement by the Compensation Committee in March 2022, one-third one year from the achievement date (December 31, 2022) and one-third two years from the achievement date (December 31, 2023). On March 2, 2022, the Compensation Committee certified achievement under the 2021 PSU awards set forth below.  Mr. Shuldman earned 21,809 shares of his 38,600-share PSU target and Mr. DeMartino earned 7,684 shares of his 13,600-share PSU target, payable in one-third installments over three years as described above.
	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)	Actual 2021 Performance Results	Payout Factor
New FST terminals or software installations	4,000	5,000	6,000	4,130	56.5%(1)
(1)	Payout for performance between threshold and maximum is based on linear interpolation.
For 2021, our CEO recommended to the Compensation Committee a total equity award dollar value range for each executive officer, other than the CEO and CFO.  After considering our CEO’s recommendations, the Compensation Committee, with our CEO’s participation, determined the total equity award dollar value for each NEO other than our CEO.  The Compensation Committee determined our CEO’s total equity award dollar value without input of management.  The Compensation Committee considered several factors in making its determinations, including our CEO’s recommendations, market data, the Company’s performance, each NEO’s position within the Company and his or her perceived potential contributions to the Company, and the Compensation Committee’s subjective understanding of competitive practices in the marketplace with respect to equity awards.  The factors used by our CEO to determine recommendations regarding total equity award dollar value ranges for each NEO and by the Compensation Committee to establish each NEO’s total equity award dollar value were assessed by our CEO and the Compensation Committee, respectively, on a subjective basis.
On March 4, 2021, the Compensation Committee awarded grants to Mr. Shuldman, Mr. DeMartino and Mr. Richtsmeier of stock options to purchase 44,700, 20,800 and 10,000 shares, respectively.  Also on March 4, 2021, the Compensation Committee awarded grants to Mr. Shuldman and Mr. DeMartino of 15,500 and 5,500 restricted stock units, respectively.  On October 28, 2021, the Compensation Committee awarded an additional grant to Mr. Richtsmeier of stock options to purchase 5,000 shares upon his promotion to Chief Technology Officer.  The vesting terms of each equity award are outlined in the table entitled “Outstanding Equity Awards at 2021 Fiscal Year-End.”
Prohibition on Hedging and Pledging
The Company’s Insider Trading Policy prohibits directors, officers and employees, as well as other persons or entities informed by management that they are subject to the Insider Trading Policy from time to time, from:
•
Entering into any hedging transaction with respect to the Company’s securities, including, but not limited to, the purchase or use of, directly or indirectly through any other persons or entities, any stock option, prepaid variable forward contracts, equity swaps, collars, exchange funds or any other instruments designed to offset any decrease in the market value of the Company’s securities;

•	Pledging of Company securities owned by such persons;
•	Placing any Company securities in margin accounts, unless the margin accounts are treated as non-marginable by the brokerage firm;
•	Engaging in short sales of Company securities (i.e., sales of Company securities that the seller does not own), including a “sale against the box” (i.e., a sale with delayed delivery); and

•
Engaging in speculative trading, including transactions in publicly traded options of the Company, such as puts, calls, warrants, and other derivative securities, on an exchange or in any other organized market.

We have also implemented additional governance measures, including a clawback policy and stock ownership guidelines in our compensation program beginning in 2021.
Clawback Policy
Effective March 4, 2021, any incentive-based compensation awarded after this date to executive officers and other covered employees is subject to a clawback policy.  Incentive-based compensation means any cash or equity award which is earned based on the achievement of financial measures.  The Compensation Committee will have the authority to recoup any award in which a financial restatement would have resulted in a lesser award paid out or if an executive officer or covered employee committed a significant legal or compliance violation in connection with employment.
Stock Ownership Guidelines
The CEO and CFO are subject to a stock ownership guideline effective March 2021.  By March 2024, the CEO must hold two times base salary and the CFO must hold one times base salary in TransAct stock.  We believe the implementation of a stock ownership guideline further aligns our leadership team with our stockholders.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management.  Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for the Annual Meeting.

COMPENSATION COMMITTEE

Emanuel P. N. Hilario, Chair
John M. Dillon Haydee Ortiz Olinger
Randall S. Friedman Audrey P. Dunning Daniel M. Friedberg

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation earned by each of the NEOs in 2021 and 2020:
Name and Principal Position	Year	Salary ($)	Option Awards (1)($)	Stock Awards (2)($)	Non-Equity Incentive Plan Compensation(3)($)	All Other Compensation ($)		Total ($)
Bart C. Shuldman (4)	2021	530,450	237,804	555,607	373,967	44,169	(5)	1,741,997
Chief Executive Officer	2020	506,779	384,895	238,140	635,138	45,164	(5)	1,810,116

Steven A. DeMartino	2021	352,631	110,656	196,157	165,737	24,474	(6)	849,655
President, Chief Financial Officer, Treasurer and Secretary	2020	336,896	160,385	84,280	260,015	24,760	(6)	866,336

Brent Richtsmeier (7)	2021	265,385	91,400	—	75,200	18,298	(8)	450,283
Chief Technology Officer

_______

(1)
Amounts reflect the grant date fair value of stock options, calculated in accordance with FASB ASC Topic 718.  The option awards were granted under the Company’s 2014 Equity Incentive Plan, as amended and restated.  For information on the valuation assumptions with respect to these awards, refer to the notes of the Company’s financial statements in the Form 10-K for each of the years ended December 31, 2021 and 2020, as filed with the SEC.  Please see the “Outstanding Equity Awards at 2021 Fiscal Year-End” table for a description of option awards.  There were no forfeitures of stock option awards by the NEOs during 2021.

(2)
Amounts reflect the aggregate of the grant date fair value of PSUs and RSUs calculated in accordance with FASB ASC Topic 718.  These awards were granted under the Company’s 2014 Equity Incentive Plan, as amended and restated.  For information on the valuation assumptions with respect to the PSUs and RSUs reported in this column, refer to the notes to the Company’s financial statements in the Annual Report on Form 10-K for each of the years ended December 31, 2021 and 2020, as filed with the SEC.  Please see the “Outstanding Equity Awards at 2021 Fiscal Year-End” table for a description of equity compensation awards.  There were no forfeitures of stock awards by the NEOs during 2021.

(3)	Amounts represent incentive cash bonuses earned under the Company’s annual incentive cash bonus program.

(4)	Mr. Shuldman is a director of the Company, but does not receive any separate compensation for such service.

(5)
For Mr. Shuldman, the 2021 amount consists of an automobile allowance of $19,200, Company contributions under the Company’s 401(k) Plan of $8,700, life insurance and disability insurance premiums of $11,269 and tax return preparation fees of $5,000, and the 2020 amount consists of an automobile allowance of $19,939, Company contributions under the Company’s 401(k) Plan of $8,550, life insurance and disability insurance premiums of $11,425 and tax return preparation fees of $5,250.

(6)
For Mr. DeMartino, the 2021 amount consists of an automobile allowance of $12,000, Company contributions under the Company’s 401(k) Plan of $8,700, and life insurance and disability insurance premiums of $3,774 and the 2020 amount consists of an automobile allowance of $12,462, Company contributions under the Company’s 401(k) Plan of $8,550, and life insurance and disability insurance premiums of $3,748.

(7)	Mr. Richtsmeier was promoted from Senior Vice President, Software Engineering to Chief Technology Officer on September 1, 2021. He was not an executive officer of the Company in 2020.

(8)	For Mr. Richtsmeier, the 2021 amount consists of Company contributions under the Company’s 401(k) Plan of $8,700, and life insurance and disability insurance premiums of $9,598.

OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR-END
The following table shows outstanding equity awards for the NEOs as of December 31, 2021:
	Option Awards				Stock Awards
Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested(#)	Market Value of Units of Stock That Have Not Vested($)(2)
Bart C. Shuldman
3/5/2012	17,500	-	6.70	3/5/2022	-	-
3/1/2013	22,500	-	7.89	3/1/2023	-	-
2/27/2014	50,000	-	11.61	2/27/2024	-	-
2/26/2015	50,000	-	6.76	2/26/2025	-	-
2/25/2016	98,200	-	7.17	2/25/2026	-	-
5/22/2017	82,100	-	8.30	5/22/2027	-	-
3/1/2018	57,300	19,100	13.65	3/1/2028	-	-
3/1/2018	-	-	-	-	2,350	25,615
2/27/2019	52,600	52,600	10.34	2/27/2029	-	-
2/27/2019	-	-	-	-	12,550	136,795
2/27/2020	19,075	57,225	9.80	2/27/2030	-	-
2/27/2020	-	-	-	-	18,225	198,653
4/30/2020	8,750	26,250	4.25	4/30/2030	-	-
3/4/2021	-	44,700	10.27	3/4/2031	-	-
3/4/2021	-	-	-	-	15,500	168,950
3/4/2021(3)	-	-	-	-	21,809	237,718

Steven A. DeMartino
3/1/2013	20,000	-	7.89	3/1/2023	-	-
2/27/2014	15,000	-	11.61	2/27/2024	-	-
2/26/2015	40,000	-	6.76	2/26/2025	-	-
2/25/2016	30,700	-	7.17	2/25/2026	-	-
5/22/2017	27,675	-	8.30	5/22/2027	-	-
3/1/2018	27,300	9,100	13.65	3/1/2028	-	-
3/1/2018	-	-	-	-	750	8,175
2/27/2019	18,550	18,550	10.34	2/27/2029	-	-
2/27/2019	-	-	-	-	4,450	48,505
2/27/2020	6,725	20,175	9.80	2/27/2030	-	-
2/27/2020	-	-	-	-	6,450	70,305
4/30/2020	6,250	18,750	4.25	4/30/2030	-	-
3/4/2021	-	20,800	10.27	3/4/2031	-	-
3/4/2021	-	-	-	-	5,550	59,950
3/4/2021(3)	-	-	-	-	7,684	83,756

Brent Richtsmeier
2/27/2020	1,250	3,750	9.80	2/27/2030	-	-
4/30/2020	1,875	5,625	4.25	4/30/2030	-	-
3/4/2021	-	10,000	10.27	3/4/2031	-	-
10/28/2021	-	5,000	14.59	10/28/2031	-	-

(1)	The vesting schedule of the option awards reflected in the table are as follows:
Grant Dates	Vesting Schedule
3/5/2012, 3/1/2013, 2/27/2014, 2/26/2015, 2/25/2016, 5/22/2017, 3/1/2018, 2/27/2019, 2/27/2020, 4/30/2020, 3/4/2021 (*)	25% per year for four years

(*)	Of the 50,000 stock options granted to Mr. Shuldman on each of 2/27/2014 and 2/26/2015, 25,000 stock options vest 25% per year over four years and 25,000 stock options vest 100% after five years.

(2)
The market value of RSUs and PSUs is calculated by multiplying the number of unvested units by the closing price of $10.90 per share of our common stock on December 31, 2021, which was the last trading day of the year.

(3)
The number of shares shown for the PSUs granted on 3/4/2021 is based on achieving 56.5% of the actual performance metric for the year ended December 31, 2021.  The shares underlying the PSUs granted to Mr. Shuldman and Mr. DeMartino vest in three equal installments on March 2, 2022, December 31, 2022 and December 31, 2023.

POTENTIAL PAYMENTS UPON A TERMINATION OR CHANGE IN CONTROL

The Company is a party to certain agreements and maintains certain plans that may require payments be made, and/or benefits to be provided, to the NEOs: in the event that (i) a NEO’s employment is terminated other than for Cause, as defined below (a “Termination Event”), (ii) a Change in Control (as defined by the applicable agreement or plan) occurs (a “Change in Control Event”) or (iii) a Termination Event occurs or a NEO resigns for certain specified reasons within one year following a Change in Control Event (a “Change in Control and Termination Event”).  The payments and benefits that each NEO may be entitled to receive upon a Termination Event, Change in Control Event or a Change in Control and Termination Event are described in the NEO’s employment agreement or severance agreement, the Company’s 2005 Equity Incentive Plan and the 2014 Equity Incentive Plan, as amended and restated, as applicable.  None of the agreements for our NEOs include a gross up for any taxes as a result of golden parachute payments.  Below is a description of the types of events that would trigger payments under these agreements and plans and the potential payments to each such NEO assuming that a triggering event occurred on December 31, 2021, the last day of our most recent fiscal year.
Employment and Severance Agreements
Definitions.  The applicable employment and severance agreements generally define Cause as a termination for the following reasons: (i) action or inaction by the NEO that constitutes larceny, fraud, gross negligence, a willful or negligent misrepresentation to the Board or officers of the Company or a commission of a crime of moral turpitude; (ii) material, repetitive, unjustified and unexcused refusal to follow the reasonable and lawful written instruction of the Board—or in the case of the NEOs other than Mr. Shuldman, the Board or the Company’s CEO; or (iii) death or disability.  A Change in Control Event is generally defined in each agreement to include (i) a merger of the Company with another company where the majority of the board of directors of the surviving company is not comprised of directors of the Company in office immediately prior to the transaction, (ii) a change in the Board of the Company such that, after an election, a majority of the directors in office are not directors that were nominated by two-thirds of the Board prior to the election or (iii) a complete liquidation of the Company.
Effect of a Termination Event or a Change in Control and Termination Event.  Under the terms of an Employment Agreement dated July 31, 1996 between Bart C. Shuldman and the Company, as amended, if a Termination Event (other than an Change in Control and Termination Event) were to occur, Mr. Shuldman would be entitled to continue to receive for two years following his termination: (i) his annual base salary, (ii) all other benefits (including health, disability and life insurance benefits; participation in any ERISA benefit plans and 401(k) plans; an automobile allowance; and certain service fees related to medical exams, income tax planning and estate planning) and (iii) a pro rata portion of his annual target bonus for the year of termination.
If a Change in Control Event were to occur and the employment of Mr. Shuldman were terminated other than for Cause, or if he resigns following a significant reduction in the nature or scope of his responsibilities or authorities, a decrease in salary other than resulting from a reduction that applies generally to all management personnel or specified relocations of the Company’s facilities, within one year following a Change in Control Event, Mr. Shuldman would be entitled to receive for three years after his termination (i) his annual base salary, (ii) annual target bonus and (iii) all other benefits (including health, disability and life insurance benefits; participation in any ERISA benefit plans and 401(k) plans; an automobile allowance; and certain service fees related to medical exams, income tax planning and estate planning).  In addition, all stock options and other awards granted to Mr. Shuldman under the Company’s equity plans would immediately vest and any outstanding PSUs would vest at 100% of target.
Under the terms of a Severance Agreement with Steven A. DeMartino dated June 1, 2004, as amended, if a Termination Event (other than an Change in Control and Termination Event) were to occur, Mr. DeMartino would be entitled to continue to receive, for one year following the date of termination (i) his annual base salary, (ii) a pro rata portion of his annual target bonus for the year of termination and (iii) all other benefits (including health, disability and life insurance benefits; participation in any ERISA benefit plans and 401(k) plans; and an automobile allowance.) If a Change in Control Event were to occur and the employment of Mr. DeMartino is terminated other than for Cause, or if he resigns following a significant reduction in the nature or scope of his responsibilities or authorities, a decrease in salary other than resulting from a reduction that applies generally to all management personnel or specified relocations of the Company’s facilities, within one year following a Change in Control Event, Mr. DeMartino would be entitled to receive for two years after his termination (i) his annual base salary, (ii) annual target bonus and (iii) all other benefits (including health, disability and life insurance benefits; participation in any ERISA benefit plans and 401(k) plans; and an automobile allowance).  In addition, all stock options and other awards granted to Mr. DeMartino would immediately vest and any outstanding PSUs would vest at 100% of target.
Under the terms of a Severance Agreement with Brent Richtsmeier, dated January 1, 2021, if a Termination Event (other than a Change in Control and Termination Event) were to occur, Mr. Richtsmeier would be entitled to continue to receive, for six months following the date of termination (i) a pro rata portion of his annual base salary, (ii) a pro rata portion of his annual target bonus for the year of termination, and (iii) group medical and dental benefits.  If a Change in Control Event were to occur, and Mr. Richtsmeier’s employment is terminated other than for Cause within one year following the Change in Control Event, Mr. Richtsmeier would be entitled to continue to receive, for a period of one year from the date of termination, his (i) base salary, (ii) annual target bonus and (iii) group medical and dental benefits.  In addition, all stock options and other awards granted to Mr. Richtsmeier would immediately vest.

Equity Plans
2005 Equity Incentive and 2014 Equity Incentive Plans.  The terms of the Company’s 2005 Equity Incentive Plan and 2014 Equity Incentive Plan, as amended and restated, provide that all awards issued under the applicable plan would accelerate and either become exercisable or vest, as applicable, immediately prior to any of the following: (i) a reorganization, merger, consolidation or similar transaction in which the surviving corporation is not the Company or a publicly owned corporation (or a subsidiary thereof) in which the stockholders of the Company immediately prior to the transaction continue to beneficially own 50% or more of the voting securities of the Company, (ii) a sale, exchange or other disposition of all or substantially all of the Company’s assets, or (iii) any acquisition of 50% or more of the voting securities of the Company excluding acquisitions by specified parties.  Upon the occurrence of some of the foregoing Change in Control Events, stock or other property to be delivered upon acceleration of any award may be placed in escrow, rather than actually delivered, under terms set by the Compensation Committee. In the event of a dissolution or liquidation of the Company, prior to such transaction, (i) under the 2005 Equity Incentive Plan, any award requiring exercise will become fully exercisable and the delivery of shares remaining deliverable under any outstanding RSUs, PSUs or other stock unit awards will be accelerated and (ii) under the 2014 Equity Incentive Plan, the plan administrator may, but is not required to, accelerate and make exercisable any award requiring exercise and/or accelerate the delivery of shares remaining deliverable under any outstanding RSUs, PSUs or other stock unit awards.
Payments upon a Change In Control Event
The following table summarizes acceleration of awards that would have occurred if a Change in Control Event had occurred on December 31, 2021 that triggered acceleration of all of the equity awards outstanding to each NEO under the 2005 Equity Incentive Plan and 2014 Equity Incentive Plan, as amended and restated, that accelerate either by their terms or the terms of the applicable plan:
Name	Stock Awards (1)	Option Awards (2)	Total
Bart C. Shuldman	$767,731	$1,331,724	$2,099,455
Steven A. DeMartino	270,691	636,851	907,542
Brent Richtsmeier	-	61,675	61,675
________

(1)
Accelerated RSUs (including PSUs for which the performance period was complete) were valued using the closing price of $10.90 per share of our common stock on December 31, 2021, which was the last trading day of the year.  Upon a Change in Control Event, performance-based awards for which the performance period has not been completed vest at target.

(2)
Accelerated stock options were valued using the spread between the exercise price of the applicable award and the closing price of $10.90 per share of our common stock on December 31, 2021, which was the last trading day of the year, with underwater options valued at $0.

Payment upon a Termination Event
The following table summarizes the potential payments to each NEO, over the course of the applicable time period for which such payments would be owed, assuming that a Termination Event occurred on December 31, 2021, the last day of the Company’s fiscal year.
Name	Base Salary	Pro Rata Portion of Annual Target Bonus	Benefits (1)	Stock Options	Stock Awards	Total
Bart C. Shuldman	$1,060,900	$397,838	$127,932	$-	$-	$1,586,670
Steven A. DeMartino	352,631	176,316	44,271	-	-	573,218
Brent Richtsmeier	150,000	45,000	6,200	-	-	201,200
________
The following assumptions were used to calculate these payments:

(1)
Benefits were valued using the same assumptions that the Company uses for our financial reporting under generally accepted accounting principles, with the exception that the Company’s cost of medical premiums is included here.

Payment upon a Change In Control And Termination Event
The following table summarizes the potential payments to each NEO, over the course of the applicable time period for which such payments would be owed, assuming that a Change in Control and Termination Event occurred on December 31, 2021, the last day of the Company’s fiscal year.
Name	Base Salary	Annual Target Bonus	Benefits (1)	Stock Options(2)	Stock Awards(3)	Total
Bart C. Shuldman	$1,591,350	$1,193,513	$191,898	$1,331,724	$767,731	$5,076,216
Steven A. DeMartino	705,262	352,631	88,542	636,851	270,691	2,053,977
Brent Richtsmeier	300,000	90,000	12,399	61,675	-	464,074
________
The following assumptions were used to calculate these payments:

(1)
Benefits were valued using the same assumptions that the Company uses for our financial reporting under generally accepted accounting principles, with the exception that the Company’s cost of medical premiums is included here.

(2)
Accelerated stock options were valued using the spread between the exercise price of the applicable award and the closing price of $10.90 per share of our common stock on December 31, 2021, which was the last trading day of the year, with underwater options valued at $0.

(3)
Accelerated RSUs (including PSUs for which the performance period was complete) were valued using the closing price of $10.90 per share of our common stock on December 31, 2021, which was the last trading day of the year.  Upon a Change in Control Event, performance-based awards for which the performance period has not yet been completed vest at target.

Non-Competition Provisions That Apply to a Termination Event or Change in Control Event
Pursuant to Mr. Shuldman’s Employment Agreement, upon the occurrence of a Termination Event while he is receiving severance payments under the Employment Agreement, Mr. Shuldman agrees that for two years, or in the case of a Change in Control Event, for three years, that he will not directly or indirectly engage in any business or activity that is competitive with the Company in a geography where the Company is selling its products.  Further, Mr. Shuldman agrees not to attempt to recruit any employees of the Company or encourage them to leave the Company and agrees not to encourage any of the Company’s customers to direct their business elsewhere.  The other NEOs have similar provisions in their respective Severance Agreements, except that such non-competition provisions apply for six months following the occurrence of a Termination Event and for one year following the occurrence of a Change in Control Event and they are not contingent upon the payment of the severance benefits described in each agreement by the Company to the NEO.
DIRECTOR COMPENSATION FOR FISCAL YEAR 2021

Name (1)	Fees Earned Or Paid in Cash ($)	Stock Awards (2)($)	Total ($)
John M. Dillon	$40,000	$45,188	$85,188
Randall S. Friedman	40,000	45,188	85,188
Emanuel P. N. Hilario	40,000	45,188	85,188
Haydee Ortiz Olinger	40,000	45,188	85,188
Thomas R. Schwarz (3)	20,000	45,188	65,188

(1)
Mr. Shuldman, our CEO, is not included in this table because he is an employee of the Company and receives no additional compensation for his service as a director.  The compensation received by Mr. Shuldman as an employee is shown in the Summary Compensation Table. Ms. Dunning and Mr. Friedberg did not serve as directors in 2021.

(2)
On March 4, 2021, Mr. Dillon, Mr. Friedman, Mr. Hilario, Ms. Olinger and Mr. Schwarz were each awarded 4,400 RSUs granted under the Company’s 2014 Equity Incentive Plan, as amended and restated, which, with the exception of awards granted to Mr. Schwarz, were unvested as of December 31, 2021.  The RSUs vest at the rate of 25% per year beginning on the first anniversary of the date of grant.  The amounts shown represent the grant date fair value of the RSUs granted in 2021 calculated in accordance with Compensation – Stock Compensation Topic of FASB ASC 780.

(3)	Mr. Schwarz passed away on May 11, 2021 and all of his outstanding awards vested 100% upon his passing.

For 2021, each non-employee director of the Company received a retainer of $10,000 in each quarter of 2021 as compensation for services rendered, paid at the start of each quarter.  Mr. Schwarz received this retainer only for the first quarter and second quarter, as he passed away during the second quarter.  Directors are also reimbursed for reasonable expenses incurred in attending meetings.  The Company does not separately compensate directors for service on any Committee of the Board.
Each non-employee director receives total equity compensation of approximately $45,000 awarded through RSUs that will convert to common stock on a one-to-one basis and vest 25% per year over four years.  The Compensation Committee believes that the equity component of the Board’s compensation aligns the Board with the Company’s stockholders and long-term performance growth, and is comparable to the compensation of directors of other similar sized public companies.  The number of RSUs awarded is calculated based on the closing share price on the day of grant.  In 2021, each non-employee director received a grant of 4,400 RSUs, pursuant to the terms of the Company’s 2014 Equity Incentive Plan, as amended and restated.  The RSU awards vest at the rate of 25% per year beginning on the first anniversary of the date of grant.
STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING OF STOCKHOLDERS
Stockholders of the Company are entitled to present proposals for consideration at forthcoming stockholder meetings provided that they comply with applicable rules promulgated by the SEC and the By-Laws.  Proposals that are eligible under applicable SEC rules to be included in next year’s proxy materials must be received by the Secretary of the Company at the principal executive offices of the Company on or before December 12, 2022 (except that if the 2023 Annual Meeting is changed by more than 30 days from the anniversary of the 2022 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send the proxy materials).  Under the By-Laws, other business proposals that a stockholder wishes to have considered at the 2023 Annual Meeting, but which are not included in the Company’s proxy materials (with such proposals being referred to as “floor proposals”), may be made by a stockholder entitled to vote who has delivered a notice to the Secretary of the Company no later than February 10, 2023 and not earlier than January 11, 2023.  Such notice must contain the information required in the By-Laws.
All stockholder proposals and notices of nomination (described below) should be addressed to TransAct Technologies Incorporated, One Hamden Center, 2319 Whitney Avenue, Suite 3B, Hamden, CT 06518, Attention: Secretary.  A proxy granted by a stockholder will give discretionary authority to the proxies named therein to vote on any floor proposals if properly brought before the meeting and subject to applicable SEC rules.
PROCEDURES FOR SUBMITTING DIRECTOR NOMINATIONS AND RECOMMENDATIONS
Stockholders may nominate candidates for election to the Board if the proper nomination procedures specified in the By-Laws are followed.  Under the By-Laws, all nominations for director to be included in the Company’s proxy materials for the 2023 Annual Meeting made by stockholders entitled to vote thereat must be set forth in a notice that contains the information required by the By-Laws, and such notice of nomination must be received by the Secretary of the Company no later than February 10, 2023 and not earlier than January 11, 2023.  Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board is increased and there has been no public announcement naming all of the nominees for director or indicating the increase in the size of the Board made by the Company at least 10 days before the last day an eligible stockholder may deliver a notice of nomination in accordance with the preceding sentence, such notice of nomination will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary of the Company at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.  In no event will an adjournment, or postponement of an Annual Meeting of Stockholders for which notice has been given, commence a new time period for stockholders to deliver a notice of nomination.
In addition to complying with the By-Laws, to comply with Rule 14a-19 under the universal proxy rules recently adopted by the SEC (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company nominees in connection with the 2023 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 27, 2023, except that if the date of the 2023 Annual Meeting is changed by more than 30 calendar days from the anniversary of the 2022 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2023 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2023 Annual Meeting is first made by the Company.
POLICY REGARDING STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
The process for stockholders to communicate with the Board, or with any Committee or director(s), is set forth in the Policy Regarding Security Holder Communications with the Board of Directors.  This policy is available on the Company’s website under the “Corporate Governance” tab on the “Investor Relations” page at www.transact-tech.com/corporate-governance.

APPENDIX A

Amendment to Certificate of Incorporation

CERTIFICATE OF INCORPORATION
OF
TRANSACT TECHNOLOGIES INCORPORATED
(Conformed copy as of August 1, 2019)
The undersigned, in order to form a corporation for the purpose hereinafter stated, under and pursuant to the provisions of the General Corporation Law of Delaware, hereby certifies that:
1.            The name of the Corporation is TransAct Technologies Incorporated.
2.            The registered office and registered agent of the Corporation is The Corporation Trust Company, County of New Castle, 1209 Orange Street, Wilmington, Delaware 19801.
3.            The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
4.            The total number of shares of stock that the Corporation is authorized to issue is 5,000,000 shares of Preferred Stock and 20,000,000 shares of Common Stock, par value $.01 each.
5.            The name and address of the incorporator is Paul Bork, Hinckley, Allen & Snyder, One Financial Center, Boston, Massachusetts 02111.
6.            The Board of Directors of the Corporation, acting by majority vote, may alter, amend or repeal the By-Laws of the Corporation.
7.            The Directors may be elected by resolution or consent of a majority of stockholders, without separate written ballots as such.
8.            Directors elected prior to the 2023 annual meeting of stockholders of the Corporation shall be divided ~~The directors shall be classified, with respect to the time for which they severally hold office,~~ into three classes (Classes I, II and III), as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits, with one term of office of one Class expiring each year. Except as otherwise provided in this Section 8, each director in each Class shall ~~possible, as determined by the board, one class initially to be elected for a term expiring at the annual meeting to be held in 1997, another class initially to be elected for a term expiring at the annual meeting to be held in 1998, and another class initially to be elected for a term expiring at the annual meeting to be held in 1999, with the members of each class to hold office until their successors have been elected and qualified. At each annual meeting, the successors of the class of directors whose term expires at the annual meeting shall be elected to~~ hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of his or her ~~their~~ election. The directors whose terms expire at the 2023 annual meeting of stockholders of the Corporation are members of Class I, the directors whose terms expire at the 2024 annual meeting of stockholders of the Corporation are members of Class II and the directors whose terms expire at the 2025 annual meeting of stockholders of the Corporation are members of Class III ~~Directors need not be stockholders~~.
Commencing with the 2023 annual meeting of stockholders of the Corporation, each director elected shall hold office for a term expiring at the next annual meeting of stockholders, such that from and after the election of directors at the 2025 annual meeting of stockholders of the Corporation, the Board of Directors shall cease to be classified; provided, however, that each director shall hold office until the next election of the Class, if any, for which such director shall have been chosen (or, if the Board of Directors is not divided into Classes, until the next annual meeting of stockholders for the election of directors) and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal.
9.             The Board of Directors may provide for the issuance of additional shares of Common and Preferred Stock from time to time, which may have such rights, designations and references as the Board may adopt pursuant to its authority duly granted hereunder.
10.            The Corporation shall be governed by Section 203 of the General Corporation Law of Delaware.

11.            No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.
12.            Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of this Corporation as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.
13.            Any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including attorneys' fees), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article 13 shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the By-Laws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provision of law, or otherwise.
14.            Stockholders may take action only by a vote taken at a meeting held pursuant to prior notice and may not act by written consent in lieu of a meeting.

PRELIMINARY PROXY CARD-SUBJECT TO COMPLETION
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 2021 Annual Report are available at www.proxyvote.com.

TRANSACT TECHNOLOGIES INCORPORATED
Annual Meeting of Stockholders
May 31, 2022 at 10:00 a.m. Eastern Time
This Proxy is solicited by the Board of Directors

The undersigned stockholder of TransAct Technologies Incorporated (the “Company”) does hereby nominate, constitute and appoint Bart C. Shuldman and Steven A. DeMartino, or either of them, with full power to act alone, as his, her or its true and lawful attorney and proxy with full power of substitution and re-substitution, for and in the undersigned’s name, place and stead to attend and vote all of the shares of Common Stock of the Company standing in the name of the undersigned and entitled to vote, at the Annual Meeting of its stockholders to be held virtually on May 31, 2022 at 10:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/TACT2022, or at any adjournments or postponements thereof, with all powers the undersigned would possess if personally present as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER.  IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL VOTE IN ACCORANCE WITH THE BOARD’S RECOMMENDATIONS AS SET FORTH BELOW.
•	FOR PROPOSAL 1, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF HAYDEE ORTIZ OLINGER AND EMANUEL P.N. HILARIO.
•	FOR PROPOSAL 2, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022.
•	FOR PROPOSAL 3, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
•	FOR PROPOSAL 4, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.

THE PROXIES (AND THEIR SUBSTITUTES) ARE AUTHORIZED, ACTIVING INDIVIDUALLY, TO VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT UPON SUCH OTHER BUSINESS (INCLUDING THE ELECTION OF SUBSTITUTE NOMINEES IF ONE OF THE NOMINEES LISTED ON THIS PROXY CARD BECOMES UNABLE TO SERVE) AS MAY PROPERLY COME BEFORE THE MEETING.  PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD BACK IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

We encourage you to retain the 16-digit control number printed on this proxy card even if you submit your proxy over the Internet, by telephone or by mail prior to the Annual Meeting.  You will need your control number in order to ask questions or vote at the virtual meeting.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

TRANSACT TECHNOLOGIES INCORPORATED ONE HAMDEN CENTER 2319 WHITNEY AVENUE, SUITE 3B HAMDEN, CT 06518
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 30, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 30, 2022. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:
1.	ELECTION OF DIRECTORS	For	Withhold
Nominee
	Haydee Ortiz Olinger	□	□

	Emanuel P. N. Hilario	□	□

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.				For	Against	Abstain
2. 3.	RATIFICATION OF THE SELECTION OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022. APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.			□ □	□ □	□ □
4.	APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS OF THE COMPANY.			□	□	□

NOTE:  Such other business as may properly come before the meeting or any adjournment or postponement thereof, to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date